UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number            811-07458

                               Tweedy, Browne Fund Inc.

(Exact name of registrant as specified in charter)

One Station Place, 5th Floor

                             Stamford, CT 06902

(Address of principal executive offices) (Zip code)

Patricia A. Rogers

Tweedy, Browne Company LLC

One Station Place, 5th Floor

                                     Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 203-703-0600

Date of fiscal year end:   March 31

Date of reporting period:   March 31, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

TWEEDY, BROWNE FUND INC.

ANNUAL REPORT

Tweedy, Browne Global Value Fund

Tweedy, Browne Global Value Fund II – Currency Unhedged

Tweedy, Browne Value Fund

Tweedy, Browne Worldwide High Dividend Yield Value Fund

March 31, 2015

TWEEDY, BROWNE FUND INC.

TWEEDY, BROWNE FUND INC.

Tweedy, Browne Global Value Fund

Tweedy, Browne Global Value Fund II – Currency Unhedged

Tweedy, Browne Value Fund

Tweedy, Browne Worldwide High Dividend Yield Value Fund

ANNUAL REPORT

March 31, 2015

TWEEDY, BROWNE FUND INC.

Investment Adviser’s Note

As you have probably concluded from a reading of our previous letters, the search for new opportunities at attractive entry prices has been a slow process. Most of our holdings have appreciated with the general rise in equity markets, leaving us with a portfolio of fairly priced businesses, albeit businesses we believe have favorable future prospects, and in many cases a management culture of sharing some of the gains with shareholders via dividends and share buybacks. We will continue to pare back exposures where we think too much optimism has been priced into the stock. The fact that there are not a lot of opportunities shouldn’t come as a surprise. We are in the seventh year of recovery from the worst financial crisis since the Great Depression, and the asset management industry is populated by a large number of able, ambitious people who come to work early as we do and scour the world for an opportunity. Perhaps what separates us from most is how we define an opportunity. Despite the fact that the economic recovery in many parts of the world has been uneven and less than hoped for (some even suggest it is sputtering in some large developing economies), there is a vocal contingent that is never at a loss for things to buy. Since we don’t believe we have a corner on the good ideas we like to listen; but, in general, we do not agree with a lot of the suggestions.

Now we want to talk about what we are doing in these “hard-to-figure-out” times. One outcome is the result of some simple arithmetic. If equity markets continue to rise and our largest asset is cash, the inescapable conclusion is that we will likely lag, for some period, the benchmark many use to measure our investment skill. We should do all right, but we probably won’t match the benchmark. This is aggravated by the fact that there is an ever increasing short-term perspective at work in most markets, a focus we don’t share. We recently read that the annual estimated share trading turnover rate in the largest ETF, the Spider S&P 500, is in excess of 2000% (this implies a holding period of 18 days). This focus on factors producing short-term swings in prices is at times an aggravation for us. We think it could be a real problem for those who think they can predict the short-term movements of securities and markets. Our view is that a focus on a longer-term horizon is an advantage – there is normally less competition, less investor interest, and larger discounts. Simply buying stocks because they are the least worst option available now (relative to alternatives) has never been a valid basis for us to part with your money and our money.

What we do know is that there are numerous crosscurrents at work on a macro-economic and geo-political level. Muddying already muddy waters is relentless media coverage, much of which creates a sense of alarm or is simply unhelpful in trying to make sensible investment decisions. Coupled to this is what seems to be eternal optimism coming out of Wall Street. Add to this the fact that the behavioral biases of investors (the average investor is poorly wired for objective decision making) are in direct conflict with their efforts to maintain objectivity, and the view from the windshield is not clear.

Our response has been, and is, to revisit the principles we have used to guide our decision making for over four decades. They have served us well in both good and difficult environments. Doing so is helpful to us – it keeps us on track so to speak – and helpful to our investors, who will at the very least have a better understanding of what we are doing every day.

The essence of what we do (and you have heard us say this before) is quite simple and based on what we refer to as Ben Graham’s “Big Idea”: a share of stock is a fractional interest in a business. You buy shares when the market under-prices the business relative to what your analysis indicates you would receive were it sold in an arm’s-length, negotiated transaction. You spend your time trying to determine within a reasonable range the value of the business and then you wait. You wait for the market to give you the chance to buy some shares at less than your analysis indicates they are worth. We call it “thinking like an owner.”

We like this model because we believe it has some inherent strengths:

•	It provides an objective anchor for owning the investment.

•	Businesses have values independent of the market, making the analysis a more knowable exercise to our way of thinking.

•	Business valuation provides a benchmark for buying and selling.

•	The process is inversely emotional or contrarian.

•	The process implicitly has a longer time horizon – the further out your focus, the bigger the spread and the less competition.

•	There is a universal, timeless aspect – we don’t have to reinvent the wheel periodically.

•	It enables us to focus on why we own something and insulates us from many of the behavioral biases which are in conflict with better decision making.

•	It leads us to a redefinition of risk, which, for us, is not volatility, but whether the business can continue to compete successfully and profitably.

In the end it helps us and you manage your temperament, which we view as central to investing profitably. Now we will turn to a discussion of what has happened in the past year.

Performance Results

Performance results for the Tweedy, Browne Funds were mixed over the last fiscal year. All four of our Funds produced positive returns in local currencies; however, when translated back into U.S. dollars, the returns of our unhedged Funds were modestly negative. Our hedging policy in the Tweedy, Browne Global Value Fund and in the Tweedy, Browne Value Fund protected those funds from much of the dilution associated with weak foreign currencies. It was a difficult year for benchmark comparisons, as above average cash reserves, significant underweightings in Japanese and/or U.S. equities, and our oil & gas holdings weighed on nearer-term relative returns. The performance of all four Funds over longer measurement periods continues to be favorable on both an absolute and relative basis. Presented below are the investment results of the four Tweedy, Browne Funds through March 31, 2015, with comparisons to the indices we consider relevant.*

Period Ended 3/31/15	Tweedy, Browne Global Value Fund
	Return before Taxes*	Return after Taxes on Distributions**	Return after Taxes on Distributions & Sale of Fund Shares**	MSCI EAFE Index(1)(2) (Hedged to US$)†	MSCI EAFE Index(1)(2) (in US$)†
1 Year	3.69%	2.90%	2.90%	17.14%	-0.92%
3 Years	10.99	9.89	8.89	16.45	9.02
5 Years	9.25	8.51	7.64	9.17	6.16
10 Years	7.09	6.37	6.04	6.74	4.95
15 Years	7.07	6.25	5.91	2.74	2.88
20 Years	10.08	8.96	8.46	6.89	5.18
Since Inception (6/15/93)(3)	9.99	8.94	8.46	6.31	5.46
Total Annual Fund Operating Expense Ratios as of 3/31/14 and 3/31/15 were 1.38% and 1.37%, respectively††

Period Ended 3/31/15	Tweedy, Browne Global Value Fund II – Currency Unhedged
	Return before Taxes*	Return after Taxes on Distributions**	Return after Taxes on Distributions & Sale of Fund Shares**	MSCI EAFE Index(1)(2) (in US$)†	MSCI EAFE Index(1)(2) (Hedged to US$)†
1 Year	-4.72%	-4.92%	-2.33%	-0.92%	17.14%
3 Years	7.71	7.53	6.14	9.02	16.45
5 Years	7.72	7.56	6.20	6.16	9.17
Since Inception (10/26/09)(3)	7.62	7.47	6.13	5.94	9.77
Gross Annual Fund Operating Expense Ratios as of 3/31/14 and 3/31/15 were 1.39% and 1.37%, respectively††‡
Net Annual Fund Operating Expense Ratios as of 3/31/14 and 3/31/15 were 1.39% and 1.38%, respectively††‡

Period Ended 3/31/15	Tweedy, Browne Value Fund§
	Return before Taxes*	Return after Taxes on Distributions**	Return after Taxes on Distributions & Sale of Fund Shares**	MSCI World Index (Hedged to US$) (1)(6)†	S&P 500/ MSCI World Index (Hedged to US$) (1)(4)(5)(6)†¶	S&P 500(1)(5)†
1 Year	3.08%	1.25%	3.25%	13.81%	13.81%	12.73%
3 Years	11.40	9.92	8.94	15.51	15.51	16.11
5 Years	9.20	8.01	7.36	11.33	11.33	14.47
10 Years	6.34	5.10	5.16	7.09	6.19	8.01
15 Years	6.05	4.99	4.92	3.14	2.98	4.15
20 Years	9.00	7.96	7.60	7.87	8.47	9.39
Since Inception (12/8/93)(3)	8.80	7.82	7.47	7.54	8.48	9.34
Total Annual Fund Operating Expense Ratios as of 3/31/14 and 3/31/15 were 1.38% and 1.37%, respectively††
¶ S&P 500 (12/8/93-12/31/06)/MSCI World Index (Hedged to US$) (1/1/07-present).

Period Ended 3/31/15	Tweedy, Browne Worldwide High Dividend Yield Value Fund§
	Return before Taxes*	Return after Taxes on Distributions**	Return after Taxes on Distributions & Sale of Fund Shares**	MSCI World Index (1)(6) (in US$)†
1 Year	-2.23%	-3.88%	0.41%	6.03%
3 Years	7.71	6.91	6.13	12.19
5 Years	8.07	7.50	6.53	10.01
Since Inception (9/5/07)(3)	4.03	3.44	3.17	3.68
Total Annual Fund Operating Expense Ratios as of 3/31/14 and 3/31/15 were 1.37% and 1.36%, respectively††
30-Day Standardized Yield as of 3/31/15: 1.66%

* The preceding performance data represent past performance and is not a guarantee of future results. Total return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data shown. Please visit www.tweedy.com to obtain performance data that is current to the most recent month end. See page II-8 for footnotes 1 through 6, which describe the indices and inception dates of the Funds. Results are annualized for all periods greater than one year.

** After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Returns after taxes on distributions are adjusted for federal income taxes associated with Fund distributions, but do not reflect the federal income tax impact of gains or losses recognized when Fund shares are sold. Returns after taxes on distributions and sale of Fund shares are adjusted for federal income taxes associated with Fund distributions and reflect the federal income tax impact of gains or losses recognized when Fund shares are sold. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

† Investors cannot invest directly in an index, unlike an index fund. Index returns are not adjusted to reflect the deduction of taxes that an investor would pay on distributions or the sale of securities comprising the index.

†† The Funds do not impose any front-end or deferred sales charges. However, the Tweedy, Browne Global Value Fund, Tweedy, Browne Global Value Fund II – Currency Unhedged and Tweedy, Browne Worldwide High Dividend Yield Value Fund impose a 2% redemption fee on redemption proceeds for redemptions or exchanges made within 60 days of purchase. Performance data does not reflect the deduction of the redemption fee and, if reflected, the redemption fee would reduce the performance data quoted for periods of 60 days or less. The expense ratios shown above reflect the inclusion of acquired fund fees and expenses (i.e., the fees and expenses attributable to investing cash balances in money market funds) and may differ from those shown in the Funds’ financial statements.

‡ Tweedy, Browne Company LLC (the “Adviser”) had, through December 31, 2014, contractually agreed to waive its investment advisory fee and/or to reimburse expenses of the Global Value Fund II – Currency Unhedged to the extent necessary to maintain the total annual fund operating expenses (excluding fees and expenses from investments in other investment companies, brokerage, interest, taxes and extraordinary expenses) at no more than 1.37%. This arrangement terminated on December 31, 2014. The Global Value Fund II – Currency Unhedged has agreed, during the two-year period following any waiver or reimbursement by the Adviser, to repay such amount to the extent that after giving effect to such repayment the Fund’s adjusted total annual fund operating expenses would not exceed 1.37% on an annualized basis. The performance data shown above would have been lower had fees and expenses not been waived and/or reimbursed from October 26, 2009 through December 31, 2014.

§ The Value Fund’s and the Worldwide High Dividend Yield Value Fund’s performance data shown above would have been lower had certain fees and expenses not been waived and/or reimbursed from December 8, 1993 through March 31, 1999 (for the Value Fund) and from September 5, 2007 through December 31, 2013 (for the Worldwide High Dividend Yield Value Fund).

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Our Fund Portfolios

Please note that individual companies discussed herein represent holdings in our Funds, but are not necessarily held in all four of our Funds. See the attached Portfolios of Investments for the Funds’ holdings in each of these companies.

Unfortunately (or fortunately, depending on your point of view), there is very little fear in most developed global equity markets today, and as a result there is precious little margin of safety available to value investors such as ourselves. While we continue to diligently scour the globe for bargains, portfolio activity has been quite modest. It’s fair to say (and it is not surprising) that we are in a rather defensive mode, as many equity indices are hitting all-time highs.

While all of our Funds participated in the advance (in local currency) over the last year, and the majority of our holdings continued to make financial progress posting in some instances double digit returns, it was a challenging year for relative results as fully invested indexes charged ahead of most actively managed funds. The stellar returns that we achieved in many of our consumer staples stocks, our media companies and several of our financial holdings, including our insurance stocks, were held back somewhat by our modestly over-weighted position in oil & gas stocks and our building store of cash reserves.

Around mid-year, our global and international portfolios began to face a variety of headwinds, including weakening foreign currencies (particularly the euro), an economic slowdown in Europe, and a decline in the price of oil. These headwinds developed into full gales by calendar year-end, catalyzed in part by growing deflationary concerns in Europe, renewed fears about the possibility of Greece exiting the eurozone, and the Saudis’ decision to no longer serve as the swing producer balancing supply and demand in the world oil markets. The result was a rather dramatic increase in volatility in equity markets around calendar year-end, wild swings in currencies, and a collapse in the price of oil. Meanwhile, U.S. markets have been buoyed by a significant pick-up in economic growth, a strong U.S. dollar, and continued low rates of inflation. Against this backdrop, it is understandable why U.S. equities have significantly outperformed their international counterparts. Now, however, as we write, sentiment seems to have once again been turned on its head with European share prices, on average, surging forward in the wake of quantitative easing.

One factor playing a significant role in the near term relative underperformance of our portfolios has been the continued strong performance of U.S. equities, which today constitute nearly 60% of the total weight of the MSCI World Index. In contrast, U.S. equities make up approximately 40% of the Tweedy, Browne Value Fund and roughly 20% of the Tweedy, Browne Worldwide High Dividend Yield Value Fund. On top of this, since last summer, the U.S. dollar has been very strong relative to most major currencies, particularly the euro, which has somewhat diluted the near term returns in our unhedged funds. Our currency hedged funds, Global Value and Value, where we have chosen to hedge foreign currency exposure back into the U.S. dollar, were protected for the most part from declines in foreign currencies relative to the U.S. dollar. In fact, hedging foreign currencies in these two Funds during the fiscal year had a significant positive impact on each Fund’s total return for the year ended March 31, 2015. While there are no guarantees of course, over time we expect the currency impact on the long-term returns of our Fund portfolios, whether hedged or unhedged, to be de minimis, as it has proven to be in the past.

What began as a slow decline in oil prices late last summer turned into a runaway train in the 4th quarter, but has abated somewhat as we write this letter. This has not gone without consequences for our Funds, as we had a pretty healthy exposure to oil & gas related companies prior to the decline. With declining oil prices driving oil shares lower in the near term, it is easy to lose sight of the longer-term fundamental case for oil & gas. While we have no clue as to what will happen to oil prices in the short run, we believe that, over the longer term, the supply demand equation for oil & gas should remain relatively tight, due to declining production curves, increasing demand, and higher finding and development costs. Some experts suggest that the marginal cost today of finding and developing a barrel of oil is well north of the current price of oil. To a great extent, lower cost oil discovered and developed years ago is today being replaced by higher cost oil, i.e., oil from unconventional sources such as deep-water offshore and shale deposits. While Saudi Arabia remains a significant unknown factor in the near-term pricing of oil because of its ability to substantially increase or decrease production, longer-term factors, in our judgment, remain very favorable. Furthermore, we believe the oil & gas companies in our portfolios have significant financial resources and attractive production growth profiles. This includes fully integrated oil companies such as Total and Royal Dutch; Canadian oil sands producers such as Cenovus, mid-size exploration and production companies such as Devon Energy; and service companies such as Halliburton and National Oilwell Varco. Many of these companies also generate cash flow that is currently being used to pay what we believe are sustainable dividends as we wait for longer-term value recognition in our shares. (Dividends are not guaranteed, and a company that is currently paying dividends may cease paying dividends at any time.)

In contrast to the challenges we have faced in the oil patch, we had strong returns in consumer staples holdings such as Heineken, Unilever, and Henkel; financial holdings such as Provident Financial, Munich Re, SCOR, and Zurich Insurance Group; media holdings such as Axel Springer, Mediaset España and Tamedia; and industrial holdings such as Safran, G4S, and 3M. We also had very nice returns in a variety of other holdings including Novartis, Akzo Nobel, Imperial Tobacco, and Teleperformance.

As noted above, portfolio activity has been quite modest given the limited opportunity set available in global equity markets. It is also important to note that, when we have uncovered new opportunities over the last year or so, they have almost without fail been businesses that were going through a difficult time and facing near-term challenges. High quality businesses, the likes of Nestlé and Diageo, are simply not available at prices that we believe make sense in heady bull markets. Success in the more temporarily challenged types of companies invariably takes time to play out. An example of this is a company we invested in approximately two years ago, TNT Express. As you will recall, this is the Dutch parcel company that competes with the likes of UPS and FedEx around the globe, but which holds a strong position in Europe. Many years back, TNT had ventured abroad to places like China and Brazil where its investments did not turn out as planned. The company was approached three years ago by UPS, which made a bid to acquire TNT that was subsequently denied by the European regulators as being anti-competitive. TNT’s stock price collapsed by roughly 33%. Shortly thereafter we got interested in the business, and felt that at a price of around six euros a share, it was trading at a significant discount to our conservative estimates of its intrinsic value, which we estimated at that time to be approximately nine euros per share, or a slight discount to what UPS had bid for the entirety of the business. After the takeover failed, TNT announced a restructuring in an effort to improve their margins, and we began building a position in the stock over time at prices between 4.4 and 6.4 euros a share. The restructuring in the near term proved somewhat ineffective as the European economy stalled, and its stock price made very little progress. We had concluded during our initial research that, if the restructuring did not take, the company might be ripe for an activist or another suitor such as FedEx, which did not have a large economic footprint in Europe. Kismet struck in early April, as FedEx announced that they were acquiring TNT in an all-cash deal at a price of eight euros a share, or a 35% to 40% premium over our average cost in the stock. It appears to be a win-win for all parties involved, as FedEx was able to take advantage of the extraordinarily weak euro together with very cheap financing to pay a fair price for the business. While we never count on a takeover to achieve our returns in a security, undervalued businesses such as TNT can sometimes attract potential buyers, which inures to the benefit of shareholders such as ourselves.

Another company facing headwinds over the last couple of years, and one in which we have been building a position over the last year or so, is Standard Chartered. We described this bank in considerable detail in our last Annual Report. The bank has faced challenges over the last year and has been a negative contributor to portfolio returns as growth continues to slow in emerging markets. However, Standard Chartered recently announced a change in leadership which has been favorably received in equity markets. Bill Winters, a JPMorgan alumnus and a man very familiar with the regulatory environment in the UK, is taking the helm from Peter Sands. Over the last year, Standard Chartered has been de-risking its asset base by selling off lower-returning businesses, and diligently rationalizing its loan portfolio. The bank’s global network provides it with what we believe is a durable competitive advantage, and when the emerging economies begin to improve and come back into favor, we are hopeful that Standard Chartered will be able to capitalize on its strong competitive position. We have been building our position over the last year as its stock price came down, and it is currently trading at approximately 11 times what the company is expected to earn this year. Additionally, the stock is currently paying us a dividend yield in excess of 5% that appears to be sustainable while we wait for value recognition in our shares.

We have also added to our position over the last year in Antofagasta, a Chilean mining company that also detracted from Fund returns over the last year. However, in our view, it is a well managed, low cost producer of copper, a more supply-challenged commodity with a strong balance sheet. We believe the company should prosper over the long term as the supply-demand equation for copper becomes more favorable. More recently, we began building a new position in Hyundai Mobis, which is the after-sales, module, and core automotive parts business for Hyundai and Kia automobiles. Despite corporate governance concerns, Hyundai Mobis has had a good record of compounding its intrinsic value over the last ten years, and at purchase was trading at less than 10 times earnings, and less than 60% of our estimates of the company’s intrinsic value. In addition, over the last year, we began building positions in a small (micro cap) oil equipment company, a South American Coca-Cola bottler, and a U.S.-based global farm equipment company. These additions, unfortunately, have not been enough to offset the selling and trimming of existing positions in the Funds that have, in our view, reached intrinsic value.

We would remind our shareholders that each of these investments has been made in the context of a diversified portfolio. While most investments in our portfolios have worked out over time, some have not. Businesses and managements can and do disappoint us from time to time. They can perform poorly, face unanticipated competition, allocate capital in value-destructive ways, weaken their balance sheets with debt, and make ill-advised acquisitions. Even when managements and businesses perform well, it may take time for value to be recognized in market prices, and the timetable of our equity markets is not necessarily consistent with ours. That said, following Ben Graham’s approach of seeking a significant “margin of safety” in a stock at the time of purchase has generally served us very well and has protected us from many unpleasant surprises. While we work extraordinarily hard to anticipate these risks, some are inevitable, and that is the why we diversify.

While the current environment remains challenging from a valuation perspective, with undervalued securities extraordinarily difficult to come by, we feel our Fund portfolios are very well positioned. We like the businesses in which we are invested. We believe that most, if not all, are reasonably valued to modestly undervalued, have strong balance sheets with conservative leverage, and have earnings power that in many instances is protected by durable competitive advantages. Our Fund portfolios remain diversified by issue, industry and country, have a developed-market focus, and maintain cash reserve levels that vary between 12% and 26% as of March 31. With this kind of profile, we believe our shareholders should participate meaningfully if equity markets continue to advance and valuations become even more extended. However, should we face added volatility or perhaps even a long-overdue correction, we are in a position to take meaningful advantage.

With respect to our Worldwide High Dividend Yield Value Fund, its portfolio companies as a group made significant fundamental financial progress last year despite the Fund producing on the whole a negative return that trailed its benchmark index largely due to its heavy weighting in European based equities. Ten companies increased their dividends by 7% or more with Cisco, Imperial Tobacco, Royal Dutch, Siemens, and Wells Fargo all announcing increases of 10% or more. Twenty-one of 32 holdings increased their dividend over the last five years at a compound annual growth rate greater than 5% per year. Twenty of 32 holdings have increased or maintained their dividend for ten consecutive years or more. Three of our holdings have increased their dividend consecutively for 25 years or more: Emerson Electric (57 years); Johnson & Johnson (52 years); and Nestlé (25 years). For the most part, our holdings are conservatively leveraged, have demonstrable competitive advantages, moderate payout ratios and, as of fiscal year end, traded at an adjusted weighted average price-to-earnings multiple of between 15 and 16 times current earnings, with a weighted average dividend yield of 3.8%. (Please note that this weighted average dividend yield is not representative of the Worldwide High Dividend Yield Value Fund’s yield, nor does it represent the Fund’s performance. The figure solely represents the average dividend yield of the common stocks held in the Fund’s portfolio. Please refer to the 30-day Standardized Yield in the performance charts on page II-3 for the Fund’s yield.)

In terms of portfolio attribution for the year, we had exceptionally strong returns in a number of our financial holdings, particularly insurance stocks such as Munich Re, SCOR, and Zurich Insurance Group. Consumer staples holdings such as Unilever, Nestlé and Imperial Tobacco also had very strong returns over the last year as did pharmaceutical companies such as Novartis and Johnson & Johnson. We also had excellent results in Cisco, Michelin, G4S and Akzo Nobel. In contrast, as with our other Funds, difficult results in our oil & gas holdings held back overall portfolio returns.

Portfolio activity was relatively modest. As with our other Funds, we were net sellers for the year, unable to completely replace the sales and trims we made with new buys and additions to existing positions. We established two new positions in the Fund during the past year, Verizon and Michelin.

Verizon, the largest wireless telecommunications operator in the United States, to us looks very much like a “growth bond.” At purchase, its dividend yield was 4.4%, which is only marginally less than the 5% yield on its long bonds, and it traded at 12.6 times 2015 estimated earnings. The company has increased or maintained its dividend in each of the last 20 years, and it recently raised its dividend by 3.8%. The payout ratio of 57% leaves room for future dividend increases and growth in underlying value. While the “net neutrality” debate may cause near-term volatility in its shares, we believe Verizon is well positioned for the future.

Our latest addition to the portfolio has been Michelin, the long established French tire manufacturer that produces tires for cars, commercial trucks, and mining and agricultural equipment. Seventy-five percent of sales are for replacement tires with approximately one-third of revenue coming from emerging markets. At purchase, the entire enterprise, including assumption of interest bearing debt, net of cash, was trading a little over seven times estimated 2014 EBIT (earnings before deducting interest and taxes), and approximately ten times after-tax earnings, with a dividend yield of roughly 3.8%. In our judgment, the current management is shareholder friendly and focused on generating attractive returns on invested capital and free cash flow. A few of the characteristics of Michelin that caught our attention during our research process include the following:

•	market leader in a relatively consolidated industry;

•	beneficiary of a growing global middle class that wants to drive cars;

•

demonstrated ability to compound both its book value and our estimate of intrinsic value at more than respectable rates over the last ten years (book value 12%, compounded, including dividends; intrinsic value 10%, compounded, including dividends);

•	strong balance sheet with low debt to EBITDA (earnings before deducting interest, taxes, depreciation and amortization) of 0.2X;

•	unique corporate governance structure with the CEO and the founding family having unlimited personal liability for the company’s debts;

•	shareholders who have owned the stock for more than four years get double voting rights;

•	all important capital allocation policies have been rational, in our opinion; and

•	the company has recently bought back shares.

With European car markets much stronger than expected and a weak euro enhancing earnings translations, Michelin’s stock price is up nearly 43% since we made our first purchases last November.

What’s In Your Investment “Wallet”? Euro, pounds, Swiss francs, Canadian dollars, U.S. dollars?

As we have slowly climbed out of the economic hole created by the financial crisis, policy makers around the globe have utilized monetary expansion and currency devaluation in an effort to stimulate their respective economies. Interest rates have been artificially driven to their lowest levels in over 35 years, and yield is virtually impossible to come by except in places like Greece. Remember back to 2011, when equity markets were buffeted by Greece’s travails and there were concerns about possible contagion in Southern Europe. During that tumultuous year, bond spreads on Italian and Spanish debt soared. For example, between February 2, 2011 and November 25, 2011, the yield on five year Italian bonds increased from 3.6% to 7.7%. Between March 18, 2011 and November 25, 2011, the yields on five year Spanish debt increased from 4.2% to 6.3%. In comparison, as we write this letter on April 30, Greece’s problems continue; however, Italian and Spanish five year debt now yields 0.61%, and shorter term debt (two year bonds) in several countries is now trading at negative yields. Up until recently, quite remarkably, Swiss ten year bonds were at negative yields.

Against this backdrop, it is no wonder that we have had wild fluctuations in currency values of late. Over the last year, currency fluctuations led to vastly different account performance outcomes, depending on an investor’s base currency and what was in the investor’s “investment wallet.” Unhedged investors in the United States faced significant dilution of their returns in their non-U.S. holdings. The unhedged MSCI EAFE Index (in US$) finished the twelve months ending March 31 down 0.92%, while the same index hedged back into U.S. dollars was up 17.14%. In contrast, the currency winds were at the backs of most euro, Canadian and Aussie-based investors. For example, an investor investing in a portfolio designed to mirror the components of the MSCI World Index would have finished the year up only 6.03% in U.S. dollars, while a euro-based investor holding the same portfolio ended the year up 36.06% in euro. While Swiss-based investors also had the currency winds at their backs for most of last year, shortly into 2015 they had a significant comeuppance when the Swiss monetary authority decided to remove the cap on the Swiss franc/euro exchange rate, driving the Swiss franc up over 20% against the euro over the period between January 14th and January 16th.

So, what has this meant for investors in the Tweedy, Browne Funds, and is there any action to be taken? Unfortunately, the chances of an investor successfully trading currencies in the short run are slim to none. Even many professional currency traders don’t get it right. The best an investor can do is to diversify and hope that over the long term the past will continue to be prologue and currency translations back into their base currencies will be a wash. Investors whose temperaments are not suited for the volatility associated with foreign currency exposure can always choose to invest in investment vehicles such as the Global Value Fund and the Value Fund, which hedge their foreign currency exposures back into the U.S. dollar. Empirically, and from our own prior investment experience, we have found that, at least from the perspective of a U.S. dollar-based, developed market investor, foreign currency exposure can be hedged back into the base currency at virtually no cost over the longer term. Hedging allows investors to reap the local return of their respective equity investments, plus or minus the difference in short term interest rates between the U.S. and the foreign country, and effectively eliminates the impact of currency on their portfolio. For those investors who do not get exercised over currency fluctuations, or who wish to have non-U.S. currency exposure, our two unhedged Funds, Global Value Fund II – Currency Unhedged and Worldwide High Dividend Yield Value Fund, may be more appropriate. It has been our experience that, over long measurement periods, hedged and unhedged returns tend to converge, so from our perspective the important thing is not whether to hedge or not, but rather choosing one approach or the other and sticking with it. Otherwise, you could get whipsawed putting on and taking off hedges, or going from a hedged to an unhedged fund at precisely the wrong time.

Thank you for investing with us, and for your continued confidence.

Sincerely,

TWEEDY, BROWNE COMPANY LLC

William H. Browne

Thomas H. Shrager

John D. Spears

Robert Q. Wyckoff, Jr.

Managing Directors

April 2015

Footnotes:

(1)

Indexes are unmanaged, and the figures for the indexes shown include reinvestment of dividends and capital gains distributions and do not reflect any fees or expenses. Investors cannot invest directly in an index. We strongly recommend that these factors be considered before an investment decision is made.

(2)

MSCI EAFE Index is an unmanaged capitalization-weighted index of companies representing the stock markets of Europe, Australasia and the Far East. The MSCI EAFE Index (in US$) reflects the return of the MSCI EAFE Index for a U.S. dollar investor. The MSCI EAFE Index (Hedged to US$) consists of the results of the MSCI EAFE Index hedged 100% back into U.S. dollars and accounts for interest rate differentials in forward currency exchange rates. Results for both indexes are inclusive of dividends and net of foreign withholding taxes.

(3)

Inception dates for the Global Value Fund, Global Value Fund II – Currency Unhedged, Value Fund and Worldwide High Dividend Yield Value Fund are June 15, 1993, October 26, 2009, December 8, 1993, and September 5, 2007, respectively. Prior to 2004, information with respect to the MSCI EAFE and MSCI World indexes used was available at month end only; therefore, the since-inception performance of the MSCI EAFE indexes quoted for the Global Value Fund reflects performance from May 31, 1993, the closest month end to the Global Value Fund’s inception date, and the since inception performance of the MSCI World Index quoted for the Value Fund reflects performance from November 30, 1993, the closest month end to the Value Fund’s inception date.

(4)

The S&P 500/MSCI World Index (Hedged to US$) is a combination of the S&P 500 Index and the MSCI World Index (Hedged to US$), linked together by Tweedy, Browne Company, and represents the performance of the S&P 500 Index for the periods 12/8/93 – 12/31/06 and the performance of the MSCI World Index (Hedged to US$), beginning 1/01/07 and thereafter. For the period from the Fund’s inception through 2006, the Investment Adviser chose the S&P 500 as the relevant market benchmark. Starting in mid-December 2006, the Fund’s investment mandate changed from investing at least 80% of its assets in U.S. securities to investing no less than approximately 50% in U.S securities, and the Investment Adviser chose the MSCI World Index (Hedged to US$) as the most relevant benchmark for the Fund starting January 1, 2007. Effective July 29, 2013, the Value Fund removed the 50% requirement, and continues to use the MSCI World Index (Hedged to US$) as the most relevant index.

(5)

The S&P 500 Index is an unmanaged capitalization weighted index composed of 500 widely held common stocks that assumes the reinvestment of dividends. The index is generally considered representative of U.S. large capitalization stocks.

(6)

The MSCI World Index is a free float-adjusted unmanaged market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index (in US$) reflects the return of this index for a U.S. dollar investor. The MSCI World Index (Hedged to US$) consists of the results of the MSCI World Index with its foreign currency exposure hedged 100% back into U.S. dollars. The index accounts for interest rate differentials in forward currency exchange rates. Results for each index are inclusive of dividends and net of foreign withholding taxes.

Current and future portfolio holdings are subject to risk. Investing in foreign securities involves additional risks beyond the risks of investing in U.S. securities markets. These risks include currency fluctuations; political uncertainty; different accounting and financial standards; different regulatory environments; and different market and economic factors in various non-U.S. countries. In addition, the securities of small, less well known companies may be more volatile than those of larger companies. Value investing involves the risk that the market will not recognize a security’s intrinsic value for a long time, or that a security thought to be undervalued may actually be appropriately priced when purchased. Please refer to the Funds’ prospectus for a description of risk factors associated with investments in securities which may be held by the Funds.

Although the practice of hedging against currency exchange rate changes utilized by the Tweedy, Browne Global Value Fund and Tweedy, Browne Value Fund reduces the risk of loss from exchange rate movements, it also reduces the ability of the Funds to gain from favorable exchange rate movements when the U.S. dollar declines against the currencies in which the Funds’ investments are denominated and in some interest rate environments may impose out-of-pocket costs on the Funds.

Tweedy, Browne Global Value Fund, Tweedy, Browne Global Value Fund II – Currency Unhedged, Tweedy, Browne Value Fund, and Tweedy, Browne Worldwide High Dividend Yield Value Fund are distributed by AMG Distributors, Inc., Member FINRA/SIPC.

This material must be preceded or accompanied by a prospectus for Tweedy, Browne Fund Inc.

TWEEDY, BROWNE FUND INC.

Expense Information (Unaudited)

A shareholder of the Global Value Fund, Global Value Fund II – Currency Unhedged, Value Fund or Worldwide High Dividend Yield Value Fund (collectively, the “Funds”) incurs two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. The Example below is intended to help a shareholder understand the ongoing costs (in U.S. dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period of October 1, 2014 to March 31, 2015.

Actual Expenses The first part of the table presented below, under the heading “Actual Expenses,” provides information about actual account values and actual expenses. The information in this line may be used with the amount a shareholder invested to estimate the expenses that were paid by the shareholder over the period. Simply divide the shareholder’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses paid during this period.

Hypothetical Example for Comparison Purposes The second part of the table presented below, under the heading “Hypothetical Expenses”, provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid by the shareholder of the Funds for the period. This information may be used to compare the ongoing costs of investing in the Funds to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight a shareholder’s ongoing costs only and do not reflect redemption fees. Redemptions from the Global Value Fund, the Global Value Fund II – Currency Unhedged and the Worldwide High Dividend Yield Value Fund, including exchange redemptions, within 60 days of purchase are subject to a redemption fee equal to 2% of the redemption proceeds, which will be retained by the Funds. There are no other transactional expenses associated with the purchase and sale of shares charged by any of the Funds, such as commissions, sales loads and/or redemption fees on shares held longer than 60 days. Other mutual funds may have such transactional charges. Therefore, the second part of the table is useful in comparing ongoing costs only, and will not help a shareholder determine the relative total costs of owning different funds. In addition, if redemption fees were included, a shareholder’s costs would have been higher.

	Actual Expenses			Hypothetical Expenses (5% Return before Expenses)
	Beginning Account Value 10/1/14	Ending Account Value 3/31/15	Expenses Paid During Period* 10/1/14 – 3/31/15	Beginning Account Value 10/1/14	Ending Account Value 3/31/15	Expenses Paid During Period* 10/1/14 – 3/31/15	Annualized Expense Ratio
Global Value Fund	$1,000.00	$1,015.80	$6.83	$1,000.00	$1,018.15	$6.84	1.36%
Global Value Fund II – Currency Unhedged	$1,000.00	$963.20	$6.75	$1,000.00	$1,018.05	$6.94	1.38%
Value Fund	$1,000.00	$994.00	$6.81	$1,000.00	$1,018.10	$6.89	1.37%
Worldwide High Dividend Yield Value Fund	$1,000.00	$977.70	$6.66	$1,000.00	$1,018.20	$6.79	1.35%

*

Expenses are equal to each Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by 365 (to reflect the one-half year period).

Tweedy, Browne

Global Value Fund

Portfolio Highlights as of March 31, 2015 (Unaudited)

Hypothetical Illustration of $10,000 Invested in

Tweedy, Browne Global Value Fund vs.

MSCI Europe, Australasia and Far East (“EAFE”)

Index (in US$ and Hedged to US$)

6/15/93 through 3/31/15

Average Annual Total Returns – For Periods Ended March 31, 2015
	Tweedy, Browne Global Value Fund	MSCI EAFE Index (Hedged to US$)	MSCI EAFE Index (in US$)
1 Year	3.69%	17.14%	-0.92%
5 Years	9.25	9.17	6.16
10 Years	7.09	6.74	4.95
Since Inception (6/15/93)	9.99	6.31	5.46
Total Annual Fund Operating Expense Ratios as of 3/31/14 and 3/31/15 were 1.38% and 1.37%, respectively.

The preceding performance data represents past performance and is not a guarantee of future results. Total return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data shown. Results are annualized for all periods greater than one year. Please visit www.tweedy.com to obtain performance data, which is current to the most recent month end.

The Fund does not impose any front-end or deferred sales charges. However, the Fund imposes a 2% redemption fee on redemption proceeds for redemptions or exchanges made within 60 days of purchase. Performance data does not reflect the deduction of the redemption fee, and if reflected, the redemption fee would reduce the performance data quoted for periods of 60 days or less. The expense ratios shown above reflect the inclusion of acquired fund fees and expenses (i.e., the fees and expenses attributable to investing cash balances in money market funds) and may differ from those shown in the Fund’s financial statements.

MSCI EAFE Index (in US$) is an unmanaged capitalization-weighted index of companies representing the stock markets of Europe, Australasia and the Far East. MSCI EAFE Index (Hedged to US$) consists of the results of the MSCI EAFE Index hedged 100% back into US dollars and accounts for interest rate differentials in forward currency exchange rates. Results for both indexes are inclusive of dividends and net of foreign withholding taxes. The inception date for the Fund is June 15, 1993. Prior to 2004, information with respect to MSCI EAFE indexes used was available at month end only; therefore the closest month end to the Fund’s inception date, May 31, 1993, was used.

Indexes are unmanaged, and the figures for the indexes shown include reinvestment of dividends and capital gains distributions and do not reflect any fees or expenses. Investors cannot invest directly in an index. We strongly recommend that these factors be considered before an investment decision is made.

Tweedy, Browne Global Value Fund

Perspective on Assessing Investment Results (Unaudited)

March 31, 2015

In accordance with rules and guidelines set out by the United States Securities and Exchange Commission, we have provided a comparison of the historical investment results of Tweedy, Browne Global Value Fund to the results of two appropriate broad-based securities indices, the MSCI Europe, Australasia and the Far East (EAFE) Index in US dollars (i.e., non-US currencies are unhedged) and MSCI EAFE Index hedged into US dollars. Although we believe this comparison may be useful, the historical results of the MSCI EAFE indices in large measure represent the investment results of stocks that we do not own. Any portfolio that does not own exactly the same stocks in exactly the same proportions as the index to which the particular portfolio is being compared is not likely to have the same results as the index. The investment behavior of a diversified portfolio of undervalued stocks tends to be correlated to the investment behavior of a broad index; i.e., when the index is up, probably more than one-half of the stocks in the entire universe of public companies in all the countries that are included in the same index will be up, albeit in greater or lesser percentages than the index. Similarly, when the index declines, probably more than one-half of the stocks in the entire universe of public companies in all the countries that are included in the index will be down in greater or lesser percentages than the index. But it is almost a mathematical truth that “different stocks equal different results.”

We believe that favorable or unfavorable historical investment results in comparison to an index are not necessarily predictive of future comparative investment results. In 1986, V. Eugene Shahan, a Columbia University Business School alumnus and portfolio manager at U.S. Trust, wrote Are Short-Term Performance and Value Investing Mutually Exclusive? In this article, Mr. Shahan analyzed the investment performance of seven money managers, about whom Warren Buffett wrote in his article, The Superinvestors of Graham and Doddsville. Over long periods of time, the seven managers significantly outperformed the market as measured by the Dow Jones Industrial Average (the DJIA) or the Standard & Poor’s 500 Stock Index (the S&P 500) by between 7.7% and 16.5% annually. (The goal of most institutional money managers is to outperform the market by 2% to 3%.) However, for periods ranging from 13 years to 28 years, this group of managers underperformed the market between 7.7% and 42% of the years. Six of the seven investment managers underperformed the market between 28% and 42% of the years. In today’s environment, they would have lost many of their clients during their periods of underperformance. Longer term, it would have been the wrong decision to fire any of those money managers. In examining the seven long-term investment records, unfavorable investment results as compared to either index did not predict the future favorable comparative investment results that occurred, and favorable investment results in comparison to the DJIA or the S&P 500 were not always followed by future favorable comparative results. Stretches of consecutive annual underperformance ranged from one to six years.

Mr. Shahan concluded:

Unfortunately, there is no way to distinguish between a poor three-year stretch for a manager who will do well over 15 years, from a poor three-year stretch for a manager who will continue to do poorly. Nor is there any reason to believe that a manager who does well from the outset cannot continue to do well, and consistently.

Tweedy, Browne Global Value Fund

Portfolio of Investments

March 31, 2015

Shares		Value (Note 2)

	COMMON STOCKS—69.1%

	Canada—0.6%
138,200	Cenovus Energy, Inc.	$2,329,704
1,500,000	National Bank of Canada	54,765,101
	Undisclosed Security(a)(b)	565,338

		57,660,143

	Chile—1.5%
13,373,500	Antofagasta PLC	145,422,350

	Czech Republic—0.0%(c)
2,800	Philip Morris CR a.s.	1,217,024

	France—10.2%
7,719,256	CNP Assurances	135,217,555
3,934,340	Safran SA	274,655,891
5,561,520	SCOR SE	187,643,809
712,949	Teleperformance SA	48,859,710
4,713,440	Total SA	234,254,576
4,203,000	Vallourec SA	102,581,006

		983,212,547

	Germany—6.9%
3,726,000	Axel Springer SE	220,094,512
1,936,000	Henkel AG & Company, KGaA	199,983,332
652,000	Krones AG	67,874,944
42,354	KSB AG	21,151,982
699,000	Muenchener Rueckversicherungs AG	150,708,034

		659,812,804

	Hong Kong—0.5%
5,678,136	Great Eagle Holdings Ltd.	19,993,823
434,500	Jardine Strategic Holdings Ltd.	15,207,500
59,000	Miramar Hotel & Investment	83,405
7,364,000	Oriental Watch Holdings	1,158,780
2,561,000	Tai Cheung Holdings Ltd.	2,081,026
	Undisclosed Securities(b)	5,499,193

		44,023,727

	Italy—0.4%
144,268	Buzzi Unicem SpA	2,161,463
4,795,392	SOL SpA(d)	38,935,843

		41,097,306

	Japan—1.1%
1,368,700	Honda Motor Company Ltd.	44,544,808
369,400	Kuroda Electric Company Ltd.	5,920,257
73,800	Lintec Corporation	1,761,231
69,100	Mandom Corporation	2,532,370
1,443,500	NGK Spark Plug Company Ltd.	38,878,507
162,780	Nippon Kanzai Company Ltd.	3,880,659
100,400	SEC Carbon Ltd.	286,319
400,000	Shinko Shoji Company Ltd.	4,055,868
317,000	T. Hasegawa Company Ltd.	4,683,961

		106,543,980

	Mexico—0.4%
520,112	Coca-Cola Femsa SA de CV, Sponsored ADR(e)	41,536,144

Shares		Value (Note 2)

	Netherlands—7.5%
2,136,174	Akzo Nobel NV	$161,560,921
3,160,000	Heineken Holding NV	217,544,839
6,123,279	Royal Dutch Shell PLC, Class A	183,053,884
500,000	Telegraaf Media Groep NV, CVA(a)	2,883,686
15,827,208	TNT Express NV	100,647,512
1,378,910	Unilever NV, CVA	57,631,063

		723,321,905

	Norway—0.6%
24,550	Ekornes ASA	298,532
900,000	Schibsted ASA	52,174,560

		52,473,092

	Singapore—2.5%
11,085,152	DBS Group Holdings Ltd.	164,535,755
4,428,800	United Overseas Bank Ltd.	74,259,969

		238,795,724

	South Korea—0.4%
150,900	Daegu Department Store Company Ltd.	2,339,429
112,133	Hyundai Mobis Company Ltd.	24,913,952
132,553	Samchully Company Ltd.	14,098,205
4,489	Samyang Holdings Corporation	372,246

		41,723,832

	Spain—1.0%
7,400,000	Mediaset España Comunicacion SA(a)	92,668,886

	Sweden—0.0%(c)
63,360	Cloetta AB, B Shares(a)	185,876

	Switzerland—13.4%
2,272,160	ABB Ltd.	48,259,715
388,000	CIE Financiere Richemont AG	31,278,081
218,165	Coltene Holding AG(d)	16,789,698
130,000	Daetwyler Holding AG, Bearer	18,175,641
10,000	Loeb Holding AG	1,956,141
2,781,120	Nestle SA, Registered	210,165,971
80	Neue Zuercher Zeitung(a)(f)	475,033
3,057,000	Novartis AG, Registered	302,615,618
68,640	Phoenix Mecano AG(d)	38,160,815
1,084,000	Roche Holding AG	299,207,660
248,117	Siegfried Holding AG(d)	37,985,172
432,618	Tamedia AG	75,807,252
608,700	Zurich Insurance Group AG	206,367,662

		1,287,244,459

	Thailand—0.9%
14,267,700	Bangkok Bank Public Company Ltd., NVDR	80,897,070

	United Kingdom—14.1%
900,000	AGA Rangemaster Group PLC(a)	1,232,501
1,782,000	BBA Aviation PLC	8,904,310
1,325,000	British American Tobacco PLC	68,617,209
4,274,000	Daily Mail & General Trust PLC, Class A	56,119,113
5,693,992	Diageo PLC	157,177,900
34,963,150	G4S PLC	153,527,851

SEE NOTES TO FINANCIAL STATEMENTS

Tweedy, Browne Global Value Fund

Portfolio of Investments

March 31, 2015

Shares		Value (Note 2)

	United Kingdom (continued)
3,719,975	GlaxoSmithKline PLC	$85,374,458
2,907,308	Hays PLC	6,586,035
1,397,625	Headlam Group PLC	8,931,867
19,335,000	HSBC Holdings PLC	164,753,449
1,111,325	Imperial Tobacco Group PLC	48,882,249
370,900	Pearson PLC	7,989,189
3,346,355	Provident Financial PLC	133,778,651
19,993,500	Standard Chartered PLC	324,553,324
4,891,800	TT Electronics PLC	9,694,567
2,725,044	Unilever PLC	113,875,518

		1,349,998,191

	United States—7.1%
126,965	AGCO Corp	6,048,613
75,700	American National Insurance Company	7,448,123
1,094,821	Baxter International, Inc.	74,995,238
436	Berkshire Hathaway Inc., Class A(a)	94,830,000
301	Berkshire Hathaway Inc., Class B(a)	43,440
1,388,300	Cisco Systems, Inc.	38,212,957
587,000	ConocoPhillips	36,546,620
1,258,435	Devon Energy Corporation	75,896,215
76,000	Google Inc., Class A(a)	42,157,200
76,000	Google Inc., Class C(a)	41,648,000
1,852,170	Halliburton Company	81,273,220
865,835	Johnson & Johnson	87,103,001
132,900	National Oilwell Varco, Inc.	6,643,671
33,225	NOW Inc.(a)	718,989
918,700	Philip Morris International, Inc.	69,205,671
293,500	Phillips 66	23,069,100

		685,840,058

	TOTAL COMMON STOCKS (Cost $4,338,305,768)	6,633,675,118

Shares		Value (Note 2)

	PREFERRED STOCKS—0.4%

	Chile—0.2%
	Undisclosed Security(b)	$21,655,438

	Croatia—0.1%
166,388	Adris Grupa d.d.	7,732,835

	Germany—0.1%
279,000	Villeroy & Boch AG	4,376,324

	TOTAL PREFERRED STOCKS (Cost $36,208,137)	33,764,597

	REGISTERED INVESTMENT COMPANY—18.3%
1,755,996,168	Dreyfus Treasury Prime Cash Management – Institutional Shares (Cost $1,755,996,168)	1,755,996,168

Face Value

	U.S. TREASURY BILLS—7.5%
$125,000,000	0.053%(g) due 04/30/15(e)	124,994,713
300,000,000	0.068%(g) due 07/23/15	299,962,200
300,000,000	0.056%(g) due 08/20/15	299,926,500

	TOTAL U.S. TREASURY BILLS (Cost $724,865,938)	724,883,413

TOTAL INVESTMENTS (Cost $6,855,376,011)	95.3%	9,148,319,296
UNREALIZED APPRECIATION ON FORWARD CONTRACTS (Net)	4.4	422,529,703
OTHER ASSETS AND LIABILITIES (Net)	0.3	33,006,510

NET ASSETS	100.0%	$9,603,855,509

(a)	Non-income producing security.
(b)	Represents an issuer, a generally smaller capitalization issuer, where disclosure may be disadvantageous to the Fund’s accumulation or disposition program.
(c)	Amount represents less than 0.1% of net assets.
(d)	“Affiliated company” as defined by the Investment Company Act of 1940. See Note 4.
(e)	This security has been segregated to cover certain open forward contracts. At March 31, 2015, liquid assets totaling $166,530,857 have been segregated to cover such open forward contracts.
(f)	Security has been deemed illiquid. The total position represents 0.01% of the net assets of the Fund.
(g)	Rate represents annualized yield at date of purchase.

Abbreviations:
ADR	—	American Depositary Receipt
CVA	—	Certificaaten van aandelen (Share Certificates)
NVDR	—	Non Voting Depository Receipt

SEE NOTES TO FINANCIAL STATEMENTS

Tweedy, Browne Global Value Fund

Sector Diversification (Unaudited)

March 31, 2015

Sector Diversification	Percentage of Net Assets

COMMON STOCKS:
Banks	9.0%
Pharmaceuticals, Biotechnology & Life Sciences	8.5
Insurance	8.1
Energy	6.7
Capital Goods	5.8
Media	5.3
Beverage	4.3
Food	4.1
Materials	3.7
Commercial Services & Supplies	2.2
Household & Personal Products	2.1
Tobacco	2.0
Diversified Financials	1.4
Transportation	1.1
Automobiles & Components	1.1
Health Care Equipment & Services	1.0
Technology Hardware & Equipment	0.9
Software & Services	0.9
Consumer Durables & Apparel	0.3
Real Estate	0.2
Retailing	0.2
Utilities	0.2
Consumer Services	0.0 (a)

Total Common Stocks	69.1
Preferred Stocks	0.4
Registered Investment Company	18.3
U.S. Treasury Bills	7.5
Unrealized Appreciation on Forward Contracts (Net)	4.4
Other Assets and Liabilities (Net)	0.3

Net Assets	100.0%

(a) Amount represents less than 0.1% of net assets

Portfolio Composition (Unaudited)

March 31, 2015

Schedule of Forward Exchange Contracts

March 31, 2015

Contracts		Counter- party	Contract Value Date	Contract Value on Origination Date	Value 03/31/15 (Note 2)	Unrealized Appreciation (Depreciation)
FORWARD EXCHANGE CONTRACTS TO BUY(a)
37,000,000	Brazilian Real	SSB	5/5/15	$13,780,261	$11,467,535	$(2,312,726)
35,000,000	Brazilian Real	SSB	6/2/15	12,941,394	10,752,160	(2,189,234)
30,000,000	Canadian Dollar	JPM	6/4/15	26,572,647	23,666,464	(2,906,183)
20,000,000	Canadian Dollar	JPM	7/6/15	17,516,533	15,771,323	(1,745,210)
40,000,000	Canadian Dollar	JPM	7/23/15	33,398,735	31,536,643	(1,862,092)
30,000,000	Canadian Dollar	BNY	7/28/15	23,494,911	23,651,159	156,248
90,000,000	Norwegian Krone	NTC	10/19/15	11,129,385	11,125,275	(4,110)

TOTAL				$138,833,866	$127,970,559	$(10,863,307)

FORWARD EXCHANGE CONTRACTS TO SELL(a)
37,000,000	Brazilian Real	SSB	5/5/15	$(14,949,495)	$(11,467,535)	$3,481,960
35,000,000	Brazilian Real	SSB	6/2/15	(14,300,306)	(10,752,160)	3,548,146
30,000,000	Canadian Dollar	JPM	6/4/15	(27,361,653)	(23,666,464)	3,695,189
20,000,000	Canadian Dollar	JPM	7/6/15	(18,537,812)	(15,771,324)	2,766,488
40,000,000	Canadian Dollar	JPM	7/23/15	(36,886,758)	(31,536,644)	5,350,114
35,000,000	Canadian Dollar	BNY	7/28/15	(32,314,056)	(27,593,019)	4,721,037
40,000,000	Canadian Dollar	NTC	8/11/15	(36,365,290)	(31,529,937)	4,835,353
8,000,000	Canadian Dollar	NTC	8/21/15	(7,272,066)	(6,305,281)	966,785
16,500,000	Canadian Dollar	NTC	9/14/15	(15,078,615)	(13,001,134)	2,077,481
6,195,000,000	Chilean Peso	BNY	11/27/15	(10,000,000)	(9,717,816)	282,184
90,000,000	European Union Euro	BNY	4/13/15	(123,286,050)	(96,677,412)	26,608,638
20,000,000	European Union Euro	NTC	4/20/15	(27,789,002)	(21,485,970)	6,303,032
60,000,000	European Union Euro	NTC	6/17/15	(81,339,900)	(64,509,678)	16,830,222
35,000,000	European Union Euro	NTC	7/6/15	(47,782,000)	(37,641,978)	10,140,022

SEE NOTES TO FINANCIAL STATEMENTS

Tweedy, Browne Global Value Fund

Schedule of Forward Exchange Contracts

March 31, 2015

Contracts		Counter- party	Contract Value Date	Contract Value on Origination Date	Value 03/31/15 (Note 2)	Unrealized Appreciation (Depreciation)
FORWARD EXCHANGE CONTRACTS TO SELL(a) (continued)
105,000,000	European Union Euro	JPM	8/11/15	$(141,274,350)	$(112,995,931)	$28,278,419
40,000,000	European Union Euro	BNY	8/19/15	(53,665,200)	(43,051,999)	10,613,201
100,000,000	European Union Euro	BNY	9/14/15	(130,380,000)	(107,678,604)	22,701,396
70,000,000	European Union Euro	SSB	10/8/15	(88,771,900)	(75,413,213)	13,358,687
75,000,000	European Union Euro	SSB	10/19/15	(95,427,750)	(80,822,571)	14,605,179
100,000,000	European Union Euro	SSB	10/30/15	(127,030,000)	(107,793,712)	19,236,288
90,000,000	European Union Euro	SSB	11/4/15	(115,080,750)	(97,026,734)	18,054,016
100,000,000	European Union Euro	NTC	11/6/15	(127,910,000)	(107,812,992)	20,097,008
75,000,000	European Union Euro	NTC	11/10/15	(94,524,375)	(80,868,009)	13,656,366
50,000,000	European Union Euro	SSB	11/13/15	(62,662,250)	(53,916,140)	8,746,110
125,000,000	European Union Euro	NTC	12/9/15	(155,737,000)	(134,879,971)	20,857,029
80,000,000	European Union Euro	NTC	1/4/16	(97,851,360)	(86,380,701)	11,470,659
140,000,000	European Union Euro	BNY	2/1/16	(160,713,000)	(151,275,076)	9,437,924
140,000,000	European Union Euro	JPM	2/12/16	(160,706,000)	(151,317,882)	9,388,118
90,000,000	European Union Euro	JPM	2/29/16	(102,920,850)	(97,318,339)	5,602,511
80,000,000	European Union Euro	NTC	3/2/16	(91,113,600)	(86,509,643)	4,603,957
55,000,000	European Union Euro	SSB	3/16/16	(59,361,500)	(59,496,817)	(135,317)
45,000,000	Great Britain Pound Sterling	NTC	4/13/15	(74,326,500)	(66,796,254)	7,530,246
45,000,000	Great Britain Pound Sterling	NTC	4/20/15	(75,044,250)	(66,793,009)	8,251,241
50,000,000	Great Britain Pound Sterling	BNY	5/11/15	(84,103,500)	(74,203,850)	9,899,650
40,000,000	Great Britain Pound Sterling	BNY	6/17/15	(66,704,400)	(59,348,128)	7,356,272
25,000,000	Great Britain Pound Sterling	SSB	8/21/15	(41,524,875)	(37,078,910)	4,445,965
25,000,000	Great Britain Pound Sterling	JPM	9/14/15	(40,825,000)	(37,074,025)	3,750,975
30,000,000	Great Britain Pound Sterling	NTC	10/30/15	(47,991,000)	(44,486,028)	3,504,972
30,000,000	Great Britain Pound Sterling	JPM	11/6/15	(48,219,000)	(44,486,112)	3,732,888
45,000,000	Great Britain Pound Sterling	SSB	12/9/15	(70,220,025)	(66,729,762)	3,490,263
40,000,000	Great Britain Pound Sterling	BNY	12/21/15	(62,668,400)	(59,315,536)	3,352,864
30,000,000	Great Britain Pound Sterling	NTC	2/12/16	(45,516,750)	(44,487,432)	1,029,318
50,000,000	Great Britain Pound Sterling	NTC	2/29/16	(76,748,500)	(74,146,145)	2,602,355
35,000,000	Great Britain Pound Sterling	JPM	3/2/16	(53,955,125)	(51,902,336)	2,052,789
45,000,000	Great Britain Pound Sterling	SSB	3/21/16	(66,825,225)	(66,732,003)	93,222
1,850,000,000	Japanese Yen	JPM	2/19/16	(18,227,499)	(15,530,918)	2,696,581
4,000,000,000	Japanese Yen	JPM	3/2/16	(33,836,653)	(33,591,272)	245,381
2,500,000,000	Japanese Yen	BNY	3/16/16	(20,788,292)	(21,002,506)	(214,214)
420,000,000	Mexican Peso	NTC	11/13/15	(30,102,132)	(27,117,813)	2,984,319
250,000,000	Mexican Peso	BNY	3/2/16	(16,293,014)	(16,004,364)	288,650
90,000,000	Norwegian Krone	NTC	10/19/15	(13,740,458)	(11,125,275)	2,615,183
80,000,000	Norwegian Krone	BNY	11/13/15	(11,589,836)	(9,887,936)	1,701,900
270,000,000	Norwegian Krone	JPM	1/4/16	(35,964,036)	(33,363,374)	2,600,662
80,000,000	Norwegian Krone	SSB	3/2/16	(10,483,326)	(9,882,661)	600,665
30,000,000	Singapore Dollar .	JPM	4/20/15	(24,032,685)	(21,859,357)	2,173,328
40,000,000	Singapore Dollar .	JPM	5/11/15	(31,933,578)	(29,130,149)	2,803,429
43,000,000	Singapore Dollar .	JPM	6/2/15	(34,331,338)	(31,297,547)	3,033,791
30,000,000	Singapore Dollar .	BNY	7/6/15	(24,023,062)	(21,817,755)	2,205,307
27,000,000	Singapore Dollar .	SSB	8/11/15	(21,659,781)	(19,619,696)	2,040,085
40,000,000	Singapore Dollar .	SSB	12/21/15	(30,392,827)	(28,994,132)	1,398,695
35,000,000	Singapore Dollar .	JPM	2/29/16	(25,605,384)	(25,340,678)	264,706
22,000,000,000	South Korean Won .	JPM	10/19/15	(20,285,846)	(19,730,607)	555,239
53,000,000	Swiss Franc .	NTC	6/2/15	(59,440,363)	(54,709,005)	4,731,358
36,000,000	Swiss Franc .	BNY	8/11/15	(39,948,954)	(37,280,619)	2,668,335
50,000,000	Swiss Franc .	SSB	9/14/15	(54,102,600)	(51,861,904)	2,240,696
47,000,000	Swiss Franc .	BNY	10/30/15	(49,581,720)	(48,865,423)	716,297
100,000,000	Swiss Franc .	JPM	11/4/15	(106,178,529)	(103,996,503)	2,182,026
100,000,000	Swiss Franc .	BNY	11/6/15	(106,284,609)	(104,007,514)	2,277,095
70,000,000	Swiss Franc .	SSB	11/10/15	(73,356,039)	(72,820,680)	535,359
60,000,000	Swiss Franc .	JPM	11/13/15	(62,557,018)	(62,427,642)	129,376
70,000,000	Swiss Franc .	BNY	12/9/15	(72,478,774)	(72,932,674)	(453,900)
40,000,000	Swiss Franc .	NTC	2/1/16	(46,843,893)	(41,795,506)	5,048,387
70,000,000	Swiss Franc .	BNY	2/29/16	(75,585,790)	(73,251,219)	2,334,571
90,000,000	Swiss Franc .	NTC	3/2/16	(96,153,846)	(94,190,172)	1,963,674
35,000,000	Swiss Franc .	NTC	3/16/16	(35,576,336)	(36,656,849)	(1,080,513)
420,000,000	Thailand Baht.	JPM	5/5/15	(12,752,391)	(12,886,005)	(133,614)
850,000,000	Thailand Baht.	BNY	5/26/15	(25,563,910)	(26,058,672)	(494,762)
500,000,000	Thailand Baht.	JPM	6/4/15	(14,954,389)	(15,323,400)	(369,011)

SEE NOTES TO FINANCIAL STATEMENTS

Tweedy, Browne Global Value Fund

Schedule of Forward Exchange Contracts

March 31, 2015

Contracts		Counter- party	Contract Value Date	Contract Value on Origination Date	Value 03/31/15 (Note 2)	Unrealized Appreciation (Depreciation)
FORWARD EXCHANGE CONTRACTS TO SELL(a) (continued)
430,000,000	Thailand Baht.	BNY	8/21/15	$(13,238,916)	$(13,141,713)	$97,203
500,000,000	Thailand Baht.	SSB	2/12/16	(14,936,520)	(15,201,016)	(264,496)

TOTAL				$(4,575,889,782)	$(4,142,496,772)	$433,393,010

Unrealized Appreciation on Forward Contracts (Net)						$422,529,703

(a) Primary risk exposure being hedged against is currency risk.

Counterparty Abbreviations:

BNY	—	The Bank of New York Mellon
JPM	—	JPMorgan Chase Bank NA
NTC	—	Northern Trust Company
SSB	—	State Street Bank and Trust Company

SEE NOTES TO FINANCIAL STATEMENTS

Tweedy, Browne

Global Value Fund II – Currency Unhedged

Portfolio Highlights as of March 31, 2015 (Unaudited)

Hypothetical Illustration of $10,000 Invested in

Tweedy, Browne Global Value Fund II – Currency Unhedged vs.

MSCI Europe, Australasia and

Far East (“EAFE”) Index (in US$ and Hedged to US$)

10/26/09 through 3/31/15

Average Annual Total Returns – For Periods Ended March 31, 2015
	Tweedy, Browne Global Value Fund II – Currency Unhedged	MSCI EAFE Index (in US$)	MSCI EAFE Index (Hedged to US$)
1 Year	-4.72%	-0.92%	17.14%
5 Years	7.72	6.16	9.17
Since Inception (10/26/09)	7.62	5.94	9.77
Gross Annual Fund Operating Expense Ratios as of 3/31/14 and 3/31/15 were 1.39% and 1.37%, respectively.
Net Annual Fund Operating Expense Ratios as of 3/31/14 and 3/31/15 were 1.39% and 1.38%, respectively.

The preceding performance data represents past performance and is not a guarantee of future results. Total return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data shown. Results are annualized for all periods greater than one year. Please visit www.tweedy.com to obtain performance data, which is current to the most recent month end.

The Fund does not impose any front-end or deferred sales charges. However, the Fund imposes a 2% redemption fee on redemption proceeds for redemptions or exchanges made within 60 days of purchase. Performance data does not reflect the deduction of the redemption fee, and if reflected, the redemption fee would reduce the performance data quoted for periods of 60 days or less. The expense ratios shown above reflect the inclusion of acquired fund fees and expenses (i.e., the fees and expenses attributable to investing cash balances in money market funds) and may differ from those shown in the Fund’s financial statements.

Tweedy, Browne Company LLC (the “Investment Adviser”) had, through December 31, 2014, contractually agreed to waive its investment advisory fee and/or to reimburse expenses of the Fund to the extent necessary to maintain the total annual fund operating expenses (excluding fees and expenses from investments in other investment companies, brokerage, interest, taxes and extraordinary expenses) at no more than 1.37%. This arrangement expired on December 31, 2014. The Fund has agreed, during the two-year period following any waiver or reimbursement by the Investment Adviser, to repay such amount to the extent that after giving effect to such repayment such adjusted total annual fund operating expenses would not exceed 1.37% on an annualized basis. The performance data shown above would have been lower had fees and expenses not been waived and/or reimbursed from October 26, 2009 through December 31, 2014.

MSCI EAFE Index (in US$) is an unmanaged capitalization weighted index of companies representing the stock markets of Europe, Australasia and the Far East. MSCI EAFE Index Hedged consists of the results of the MSCI EAFE Index hedged 100% back into US dollars and accounts for interest rate differentials in forward currency exchange rates. Results for both indexes are inclusive of dividends and net of foreign withholding taxes.

Indexes are unmanaged, and the figures for the indexes shown include reinvestment of dividends and capital gains distributions and do not reflect any fees or expenses. Investors cannot invest directly in an index. We strongly recommend that these factors be considered before an investment decision is made.

Tweedy, Browne Global Value Fund II – Currency Unhedged

Perspective On Assessing Investment Results (Unaudited)

March 31, 2015

In accordance with rules and guidelines set out by the United States Securities and Exchange Commission, we have provided a comparison of the historical investment results of Tweedy, Browne Global Value Fund II – Currency Unhedged to the results of two appropriate broad-based securities indices, the MSCI Europe, Australasia and the Far East (EAFE) Index in US dollars (i.e., non-U.S. currencies are unhedged) and MSCI EAFE Index hedged into US dollars. Although we believe this comparison may be useful, the historical results of the MSCI EAFE indices in large measure represent the investment results of stocks that we do not own. Any portfolio that does not own exactly the same stocks in exactly the same proportions as the index to which the particular portfolio is being compared is not likely to have the same results as the index. The investment behavior of a diversified portfolio of undervalued stocks tends to be correlated to the investment behavior of a broad index; i.e., when the index is up, probably more than one-half of the stocks in the entire universe of public companies in all the countries that are included in the same index will be up, albeit in greater or lesser percentages than the index. Similarly, when the index declines, probably more than one-half of the stocks in the entire universe of public companies in all the countries that are included in the index will be down in greater or lesser percentages than the index. But it is almost a mathematical truth that “different stocks equal different results.”

We believe that favorable or unfavorable historical investment results in comparison to an index are not necessarily predictive of future comparative investment results. In 1986, V. Eugene Shahan, a Columbia University Business School alumnus and portfolio manager at U.S. Trust, wrote Are Short-Term Performance and Value Investing

Mutually Exclusive? In this article, Mr. Shahan analyzed the investment performance of seven money managers, about whom Warren Buffett wrote in his article, The Superinvestors of Graham and Doddsville. Over long periods of time, the seven managers significantly outperformed the market as measured by the Dow Jones Industrial Average (the DJIA) or the Standard & Poor’s 500 Stock Index (the S&P 500) by between 7.7% and 16.5% annually. (The goal of most institutional money managers is to outperform the market by 2% to 3%.) However, for periods ranging from 13 years to 28 years, this group of managers underperformed the market between 7.7% and 42% of the years. Six of the seven investment managers underperformed the market between 28% and 42% of the years. In today’s environment, they would have lost many of their clients during their periods of underperformance. Longer term, it would have been the wrong decision to fire any of those money managers. In examining the seven long-term investment records, unfavorable investment results as compared to either index did not predict the future favorable comparative investment results that occurred, and favorable investment results in comparison to the DJIA or the S&P 500 were not always followed by future favorable comparative results. Stretches of consecutive annual underperformance ranged from one to six years.

Mr. Shahan concluded:

Unfortunately, there is no way to distinguish between a poor three-year stretch for a manager who will do well over 15 years, from a poor three-year stretch for a manager who will continue to do poorly. Nor is there any reason to believe that a manager who does well from the outset cannot continue to do well, and consistently.

Tweedy, Browne Global Value Fund II – Currency Unhedged

Portfolio of Investments

March 31, 2015

Shares		Value (Note 2)

	COMMON STOCKS—80.6%

	Canada—1.0%
250,000	Cenovus Energy, Inc.	$4,214,370
	Undisclosed Security(a)(b)	300,040

		4,514,410

	Chile—1.7%
678,700	Antofagasta PLC	7,380,129

	France—13.5%
194,310	CNP Assurances	3,403,712
271,480	Safran SA	18,951,991
414,885	SCOR SE	13,998,080
116,167	Teleperformance SA	7,961,139
215,300	Total SA	10,700,255
217,500	Vallourec SA	5,308,439

		60,323,616

	Germany—7.2%
221,100	Axel Springer SE	13,060,359
57,210	Henkel AG & Company, KGaA	5,909,631
26,726	Krones AG	2,782,248
29,038	Muenchener Rueckversicherungs AG	6,260,744
36,984	Siemens AG	3,999,881

		32,012,863

	Hong Kong—0.8%
316,349	Great Eagle Holdings Ltd.	1,113,927
20,587	Jardine Strategic Holdings Ltd.	720,545
109,796	Miramar Hotel & Investment	155,212
3,348,000	Oriental Watch Holdings	526,833
655,000	Tai Cheung Holdings Ltd.	532,242
	Undisclosed Securities(b)	684,984

		3,733,743

	Italy—1.5%
113,408	Buzzi Unicem SpA	1,699,110
50,853	Davide Campari-Milano SpA	354,731
240,000	Eni SpA	4,157,663
66,455	SOL SpA	539,577

		6,751,081

	Japan—1.6%
51,200	Honda Motor Company Ltd.	1,666,322
61,700	Lintec Corporation	1,472,465
21,700	Mandom Corporation	795,260
83,600	NGK Spark Plug Company Ltd.	2,251,641
20,200	Nihon Kagaku Sangyo Company Ltd.	133,572
9,900	Nippon Kanzai Company Ltd.	236,015
23,900	SEC Carbon Ltd.	68,158
40,100	Shinko Shoji Company Ltd.	406,601

		7,030,034

	Netherlands—8.6%
82,570	Akzo Nobel NV	6,244,849
58,943	Heineken Holding NV	4,057,831
57,932	Heineken NV	4,419,407
295,279	Royal Dutch Shell PLC, Class A	8,827,291

Shares		Value (Note 2)

	Netherlands (continued)
1,247,104	TNT Express NV	$7,930,515
161,712	Unilever NV, CVA	6,758,697

		38,238,590

	New Zealand—0.2%
328,666	Nuplex Industries Ltd.	788,694

	Singapore—3.4%
614,046	DBS Group Holdings Ltd.	9,114,221
950,893	Metro Holdings Ltd.	672,425
329,389	United Overseas Bank Ltd.	5,523,035

		15,309,681

	South Korea—1.1%
22,040	Daegu Department Store Company Ltd.	341,690
10,245	Hyundai Mobis Company Ltd.	2,276,256
13,800	Samchully Company Ltd.	1,467,754
4,693	Samyang Genex Company Ltd.	530,868
5,585	Samyang Holdings Corporation	463,131

		5,079,699

	Spain—0.9%
329,100	Mediaset España Comunicacion SA(a)	4,121,261

	Switzerland—13.9%
157,355	ABB Ltd.	3,342,154
17,047	Coltene Holding AG	1,311,915
142,100	Nestle SA, Registered	10,738,330
161,339	Novartis AG, Registered	15,971,116
5,015	Phoenix Mecano AG	2,788,119
56,300	Roche Holding AG	15,540,029
18,059	Schindler Holding AG	2,958,084
2,135	Siegfried Holding AG	326,855
665	Tamedia AG	116,527
26,799	Zurich Insurance Group AG	9,085,669

		62,178,798

	Thailand—1.5%
1,220,100	Bangkok Bank Public Company Ltd., NVDR	6,917,900

	United Kingdom—16.9%
547,600	BAE Systems PLC	4,255,578
30,700	British American Tobacco PLC	1,589,848
238,503	Daily Mail & General Trust PLC, Class A	3,131,628
262,052	Diageo PLC	7,233,727
2,821,436	G4S PLC	12,389,301
261,039	GlaxoSmithKline PLC	5,990,917
1,149,856	Hays PLC	2,604,812
213,814	Headlam Group PLC	1,366,431
966,300	HSBC Holdings PLC	8,233,838
116,639	Imperial Tobacco Group PLC	5,130,431
167,000	Pearson PLC	3,597,181
71,595	Provident Financial PLC	2,862,184
1,026,145	Standard Chartered PLC	16,657,351
144,469	TT Electronics PLC	286,309

		75,329,536

SEE NOTES TO FINANCIAL STATEMENTS

Tweedy, Browne Global Value Fund II – Currency Unhedged

Portfolio of Investments

March 31, 2015

Shares		Value (Note 2)

	United States—6.8%
53,840	AGCO Corp	$2,564,938
11,431	Baxter International, Inc.	783,023
29,399	ConocoPhillips	1,830,382
70,900	Halliburton Company	3,111,092
106,257	Johnson & Johnson	10,689,454
55,980	MasterCard, Inc., Class A	4,836,112
54,644	National Oilwell Varco, Inc.	2,731,654
13,661	NOW Inc.(a)	295,624
31,061	Philip Morris International, Inc.	2,339,825
14,700	Phillips 66	1,155,420

		30,337,524

	TOTAL COMMON STOCKS (Cost $308,449,391)	360,047,559

	PREFERRED STOCKS—0.5%

	Chile—0.4%
	Undisclosed Security(b)	2,035,611

	Germany—0.1%
648	KSB AG	306,392

	TOTAL PREFERRED STOCKS (Cost $3,051,153)	2,342,003

Shares		Value (Note 2)

	REGISTERED INVESTMENT COMPANY—19.3%
86,382,959	Dreyfus Government Prime Cash Management – Institutional Shares (Cost $86,382,959)	$86,382,959

TOTAL INVESTMENTS (Cost $397,883,503)	100.4%	448,772,521
OTHER ASSETS AND LIABILITIES (Net)	(0.4)	(1,669,069)

NET ASSETS	100.0%	$447,103,452

(a)	Non-income producing security.
(b)	Represents an issuer, a generally smaller capitalization issuer, where disclosure may be disadvantageous to the Fund’s accumulation or disposition program.

Abbreviations:
CVA	—	Certificaaten van aandelen (Share Certificates)
NVDR	—	Non Voting Depository Receipt

Sector Diversification (Unaudited)

March 31, 2015

Sector Diversification	Percentage of Net Assets
COMMON STOCKS:
Pharmaceuticals, Biotechnology & Life Sciences	10.9%
Banks	10.4
Capital Goods	10.1
Energy	8.3
Insurance	7.3
Media	5.4
Commercial Services & Supplies	5.2
Food	4.1
Materials	4.1
Beverage	3.6
Tobacco	2.0
Transportation	1.8
Household & Personal Products	1.5
Automobiles & Components	1.4
Software & Services	1.1
Retailing	0.8
Technology Hardware & Equipment	0.8
Diversified Financials	0.6
Health Care Equipment & Services	0.5
Real Estate	0.4
Utilities	0.3
Consumer Services	0.0 (a)
Consumer Durables & Apparel	0.0 (a)

Total Common Stocks	80.6
Preferred Stocks	0.5
Registered Investment Company	19.3
Other Assets and Liabilities (Net)	(0.4)

Net Assets	100.0%

(a) Amount represents less than 0.1% of net assets

Portfolio Composition (Unaudited)

March 31, 2015

SEE NOTES TO FINANCIAL STATEMENTS

Tweedy, Browne

Value Fund

Portfolio Highlights as of March 31, 2015 (Unaudited)

Hypothetical Illustration of $10,000 Invested in Tweedy, Browne

Value Fund vs. S&P 500 Stock Index, the MSCI World Index (Hedged to US$)

and S&P 500/MSCI World Index (Hedged to US$)

12/8/93 through 3/31/15

Average Annual Total Returns – For Periods Ended March 31, 2015
	Tweedy, Browne Value Fund	MSCI World Index (Hedged to US$)	S&P 500/MSCI World Index (Hedged to US$)†	S&P 500
1 Year	3.08%	13.81%	13.81%	12.73%
5 Years	9.20	11.33	11.33	14.47
10 Years	6.34	7.09	6.19	8.01
Since Inception (12/8/93)	8.80	7.54	8.48	9.34
Total Annual Fund Operating Expense Ratios as of 3/31/14 and 3/31/15 were 1.38% and 1.37%, respectively.

† S&P 500 (12/8/93-12/31/06)/MSCI World Index (Hedged to US$) (1/1/07-present).

The preceding performance data represents past performance and is not a guarantee of future results. Total return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data shown. Results are annualized for all periods greater than one year. Please visit www.tweedy.com to obtain performance data, which is current to the most recent month end.

The Fund does not impose any front-end or deferred sales charges. The expense ratios shown above reflect the inclusion of acquired fund fees and expenses (i.e., the fees and expenses attributable to investing cash balances in money market funds) and may differ from those shown in the Fund’s financial statements.

The Value Fund’s performance data shown above would have been lower had certain fees and expenses not been waived and/or reimbursed from December 8, 1993 through March 31, 1999.

The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. MSCI World Index (Hedged to US$) consists of the results of the MSCI World Index with its foreign currency exposure hedged 100% back into U.S. dollars. The index accounts for interest rate differentials in forward currency exchange rates. Results for this index are inclusive of dividends and net of foreign withholding taxes. The inception date for the Fund is December 8, 1993. Prior to 2004, information with respect to MSCI World indexes used was available at month end only; therefore the closest month end to the Fund’s inception date, November 30, 1993, was used.

S&P 500 Index is an unmanaged capitalization weighted index composed of 500 widely held common stocks that includes the reinvestment of dividends.

S&P 500/MSCI World Index (Hedged to US$) is a combination of the S&P 500 Index and the MSCI World Index (Hedged to US$), linked together by Tweedy, Browne Company, and represents the performance of the S&P 500 Index for the periods 12/8/93 – 12/31/06 and the performance of the MSCI World Index (Hedged to US$) beginning 1/1/07 and thereafter. For the period from the Fund’s inception through 2006, the Investment Adviser chose the S&P 500 Index as the relevant market benchmark. Starting in mid-December 2006, the Fund’s investment mandate changed from investing at least 80% of its assets in U.S. securities to investing no less than approximately 50% in U.S. securities, and the Investment Adviser chose the MSCI World Index (Hedged to US$) as the most relevant benchmark for the Fund starting January 1, 2007. Effective July 29, 2013, the Value Fund removed the 50% requirement, but continues to use the MSCI World Index (Hedged to US$) as the most relevant index.

Indexes are unmanaged, and the figures for the indexes shown include reinvestment of dividends and capital gains distributions and do not reflect any fees or expenses. Investors cannot invest directly in an index. We strongly recommend that these factors be considered before an investment decision is made.

Tweedy, Browne Value Fund

Perspective on Assessing Investment Results (Unaudited)

March 31, 2015

In accordance with rules and guidelines set out by the United States Securities and Exchange Commission, we have provided a comparison of the historical investment results of Tweedy, Browne Value Fund to the results of the Standard & Poor’s 500 Stock Index (the S&P 500), the MSCI World Index (Hedged to US$) and the S&P 500/MSCI World Index (Hedged to US$). For the period from the Fund’s inception through 2006, the Investment Adviser chose the S&P 500 as the relevant market benchmark. Starting in mid-December 2006, the Fund’s investment mandate changed from investing at least 80% of its assets in US securities to investing in no less than approximately 50% in US securities, and so the Investment Adviser chose the MSCI World Index (Hedged to US$) as the most relevant benchmark for the Fund for periods starting January 1, 2007. The S&P 500 is an index composed of 500 widely held common stocks. The MSCI World Index (Hedged to US$) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The S&P 500/MSCI World Index (Hedged to US$) is a combination of the S&P 500 Index and the MSCI World Index (Hedged to US$), linked together by Tweedy, Browne Company, and represents the performance of the S&P 500 Index for the periods 12/8/93 – 12/31/06, and the performance of the MSCI, World Index (Hedged to US$), beginning 1/1/07 and thereafter. Although we believe this comparison may be useful, the historical results of the S&P 500 and the MSCI World Index in large measure represent the investment results of stocks that we do not own. Any portfolio that does not own exactly the same stocks in exactly the same proportions as the index to which the particular portfolio is being compared is not likely to have the same results as the index. The investment behavior of a diversified portfolio of undervalued stocks tends to be correlated to the investment behavior of a broad index; i.e., when the index is up, probably more than one-half of the stocks in the entire universe of public companies that are included in the same index will be up, albeit in greater or lesser percentages than the index. Similarly, when the index declines, probably more than one-half of the stocks in the entire universe of public companies that are included in the index will be down in greater or lesser percentages than the index. But it is almost a mathematical truth that “different stocks equal different results.”

We believe that favorable or unfavorable historical investment results in comparison to an index are not necessarily predictive of future comparative investment results. In 1986, V. Eugene Shahan, a Columbia University Business School alumnus and portfolio manager at U.S. Trust, wrote Are Short-Term Performance and Value Investing Mutually Exclusive? In this article, Mr. Shahan analyzed the investment performance of seven money managers, about whom Warren Buffett wrote in his article, The Superinvestors of Graham and Doddsville. Over long periods of time, the seven managers significantly outperformed the market as measured by the Dow Jones Industrial Average (the DJIA) or the S&P 500 by between 7.7% and 16.5% annually. (The goal of most institutional money managers is to outperform the market by 2% to 3%.) However, for periods ranging from 13 years to 28 years, this group of managers underperformed the market between 7.7% and 42% of the years. Six of the seven investment managers underperformed the market between 28% and 42% of the years. In today’s environment, they would have lost many of their clients during their periods of underperformance. Longer term, it would have been the wrong decision to fire any of those money managers. In examining the seven long-term investment records, unfavorable investment results as compared to either index did not predict the future favorable comparative investment results that occurred, and favorable investment results in comparison to the DJIA or the S&P 500 were not always followed by future favorable comparative results. Stretches of consecutive annual underperformance ranged from one to six years.

Mr. Shahan concluded:

Unfortunately, there is no way to distinguish between a poor three-year stretch for a manager who will do well over 15 years, from a poor three-year stretch for a manager who will continue to do poorly. Nor is there any reason to believe that a manager who does well from the outset cannot continue to do well, and consistently.

Tweedy, Browne Value Fund

Portfolio of Investments

March 31, 2015

Shares		Value (Note 2)

	COMMON STOCKS—82.7%

	France—4.3%
360,300	CNP Assurances	$6,311,345
405,215	Total SA	20,138,894

		26,450,239

	Germany—4.8%
164,718	Axel Springer SE	9,729,879
132,780	Henkel AG & Company, KGaA	13,715,799
29,300	Muenchener Rueckversicherungs AG	6,317,232

		29,762,910

	Japan—0.5%
87,000	Honda Motor Company Ltd.	2,831,445

	Netherlands—8.4%
73,995	Akzo Nobel NV	5,596,314
297,000	Heineken Holding NV	20,446,461
618,538	Royal Dutch Shell PLC, Class A	18,491,038
183,946	Unilever NV, ADR	7,681,585

		52,215,398

	Singapore—1.5%
539,000	United Overseas Bank Ltd.	9,037,691

	Spain—0.9%
460,000	Mediaset España Comunicacion SA(a)	5,760,498

	Switzerland—14.0%
238,000	Nestle SA, Registered, Sponsored ADR	17,902,491
304,545	Novartis AG, Registered	30,147,227
92,700	Roche Holding AG	25,587,223
38,415	Zurich Insurance Group AG	13,023,844

		86,660,785

	United Kingdom—8.7%
143,583	Diageo PLC, Sponsored ADR	15,875,972
886,422	HSBC Holdings PLC	7,553,198
1,351,900	Standard Chartered PLC	21,945,314
205,000	Unilever PLC, Sponsored ADR	8,550,550

		53,925,034

	United States—39.6%
94,535	3M Company	15,593,548
75,523	American National Insurance Company	7,430,708
393,000	Bank of New York Mellon Corporation/The	15,814,320
176,890	Baxter International, Inc.	12,116,965
80	Berkshire Hathaway Inc., Class A(a)	17,400,000
30,626	Berkshire Hathaway Inc., Class B(a)	4,419,944

Shares		Value (Note 2)

	United States (continued)
527,475	Cisco Systems, Inc.	$14,518,749
230,068	Comcast Corporation, Special Class A	12,898,763
161,695	ConocoPhillips	10,067,131
286,520	Devon Energy Corporation	17,280,021
129,850	Emerson Electric Company	7,352,107
6,150	Google Inc., Class A(a)	3,411,405
6,150	Google Inc., Class C(a)	3,370,200
307,865	Halliburton Company	13,509,116
246,189	Johnson & Johnson	24,766,614
213,680	Leucadia National Corporation	4,762,927
101,925	MasterCard, Inc., Class A	8,805,301
36,818	National Western Life Insurance Company, Class A	9,362,817
64,800	Philip Morris International, Inc.	4,881,384
55,857	UniFirst Corporation	6,573,810
87,720	Wal-Mart Stores, Inc.	7,214,970
437,085	Wells Fargo & Company	23,777,424

		245,328,224

	TOTAL COMMON STOCKS (Cost $283,378,983)	511,972,224

	REGISTERED INVESTMENT COMPANY—12.6%
77,957,214	Dreyfus Government Prime Cash Management – Institutional Shares (Cost $77,957,214)	77,957,214

Face Value

	U.S. TREASURY BILL—2.2%
$14,000,000	0.095%(b) due 6/11/15(c) (Cost $13,997,391)	13,999,510

TOTAL INVESTMENTS (Cost $375,333,588)	97.5%	603,928,948
UNREALIZED APPRECIATION ON FORWARD CONTRACTS (Net)	2.6	15,817,808
OTHER ASSETS AND LIABILITIES (Net)	(0.1)	(588,841)

NET ASSETS	100.0%	$619,157,915

(a)	Non-income producing security.
(b)	Rate represents annualized yield at date of purchase.
(c)	This security has been segregated to cover certain open forward contracts. At March 31, 2015, liquid assets totaling $13,999,510 have been segregated to cover such open forward contracts.

Abbreviations:
ADR	—	American Depositary Receipt

SEE NOTES TO FINANCIAL STATEMENTS

Tweedy, Browne Value Fund

Sector Diversification (Unaudited)

March 31, 2015

Sector Diversification	Percentage of Net Assets

Common Stocks:
Pharmaceuticals, Biotechnology & Life Sciences	12.9%
Energy	12.8
Insurance	10.4
Banks	10.1
Beverage	5.9
Food	5.5
Media	4.6
Capital Goods	3.7
Diversified Financials	3.3
Software & Services	2.5
Technology Hardware & Equipment	2.3
Household & Personal Products	2.2
Health Care Equipment & Services	2.0
Food & Staples Retailing	1.2
Commercial Services & Supplies	1.1
Materials	0.9
Tobacco	0.8
Automobiles & Components	0.5

Total Common Stocks	82.7
Registered Investment Company	12.6
U.S. Treasury Bill	2.2
Unrealized Appreciation on Forward Contracts (Net)	2.6
Other Assets and Liabilities (Net)	(0.1)

Net Assets	100.0%

Portfolio Composition (Unaudited)

March 31, 2015

Schedule of Forward Exchange Contracts

March 31, 2015

Contracts		Counter- party	Contract Value Date	Contract Value on Origination Date	Value 03/31/15 (Note 2)	Unrealized Appreciation (Depreciation)
FORWARD EXCHANGE CONTRACTS TO BUY(a)
4,500,000	Canadian Dollar	JPM	7/23/15	$3,927,318	$3,547,873	$(379,445)
2,500,000	Canadian Dollar	JPM	7/23/15	1,948,391	1,971,040	22,649

TOTAL				$5,875,709	$5,518,913	$(356,796)

FORWARD EXCHANGE CONTRACTS TO SELL(a)
7,000,000	Canadian Dollar	JPM	7/23/15	$(6,455,183)	$(5,518,913)	$936,270
12,000,000	European Union Euro	BNY	4/13/15	(16,438,140)	(12,890,322)	3,547,818
4,000,000	European Union Euro	BNY	9/14/15	(5,215,200)	(4,307,144)	908,056
4,800,000	European Union Euro	NTC	9/25/15	(6,223,680)	(5,169,565)	1,054,115
7,000,000	European Union Euro	SSB	11/13/15	(8,772,715)	(7,548,260)	1,224,455
7,000,000	European Union Euro	NTC	12/9/15	(8,721,272)	(7,553,278)	1,167,994
8,500,000	European Union Euro	BNY	12/21/15	(10,573,745)	(9,174,654)	1,399,091
7,000,000	European Union Euro	JPM	2/29/16	(8,004,955)	(7,569,204)	435,751
23,000,000	European Union Euro	NTC	3/2/16	(26,195,160)	(24,871,522)	1,323,638
4,000,000	Great Britain Pound Sterling	BNY	5/11/15	(6,728,280)	(5,936,308)	791,972
4,000,000	Great Britain Pound Sterling	JPM	9/14/15	(6,532,000)	(5,931,844)	600,156
4,000,000	Great Britain Pound Sterling	NTC	9/28/15	(6,518,200)	(5,931,419)	586,781
3,000,000	Great Britain Pound Sterling	SSB	12/9/15	(4,681,335)	(4,448,651)	232,684
3,000,000	Great Britain Pound Sterling	BNY	12/21/15	(4,700,130)	(4,448,665)	251,465
130,000,000	Japanese Yen	JPM	2/19/16	(1,280,851)	(1,091,361)	189,490
3,500,000	Singapore Dollar	JPM	10/30/15	(2,750,037)	(2,539,159)	210,878
9,000,000	Singapore Dollar	SSB	12/21/15	(6,838,386)	(6,523,680)	314,706
3,500,000	Swiss Franc	BNY	4/13/15	(3,938,271)	(3,605,445)	332,826
4,000,000	Swiss Franc	SSB	9/14/15	(4,328,208)	(4,148,952)	179,256
6,000,000	Swiss Franc	NTC	9/28/15	(6,460,331)	(6,227,593)	232,738
11,500,000	Swiss Franc	BNY	10/30/15	(12,131,697)	(11,956,433)	175,264
8,000,000	Swiss Franc	JPM	11/13/15	(8,340,936)	(8,323,686)	17,250
14,000,000	Swiss Franc	BNY	12/9/15	(14,495,755)	(14,586,535)	(90,780)
7,000,000	Swiss Franc	NTC	3/2/16	(7,478,632)	(7,325,902)	152,730

TOTAL				$(193,803,099)	$(177,628,495)	$16,174,604

Unrealized Appreciation on Forward Contracts (Net)						$15,817,808

(a) Primary risk exposure being hedged against is currency risk.

Counterparty Abbreviations:

BNY	—	The Bank of New York Mellon
JPM	—	JPMorgan Chase Bank NA
NTC	—	Northern Trust Company
SSB	—	State Street Bank and Trust Company

SEE NOTES TO FINANCIAL STATEMENTS

Tweedy, Browne

Worldwide High Dividend Yield Value Fund

Portfolio Highlights as of March 31, 2015 (Unaudited)

Hypothetical Illustration of $10,000 Invested in

Tweedy, Browne Worldwide High Dividend Yield Value Fund vs.

MSCI World Index (in US$)

9/5/07 through 3/31/15

Average Annual Total Returns – For Periods Ended March 31, 2015
	Tweedy, Browne Worldwide High Dividend Yield Value Fund	MSCI World Index (in US$)
1 Year	-2.23%	6.03%
5 Years	8.07	10.01
Since Inception (9/5/07)	4.03	3.68
Total Annual Fund Operating Expense Ratios as of 3/31/14 and 3/31/15 were 1.37% and 1.36%, respectively.

The preceding performance data represents past performance and is not a guarantee of future results. Total return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data shown. Results are annualized for all periods greater than one year. Please visit www.tweedy.com to obtain performance data, which is current to the most recent month end.

The Fund does not impose any front-end or deferred sales charges. However, the Fund imposes a 2% redemption fee on redemption proceeds for redemptions or exchanges made within 60 days of purchase. Performance data does not reflect the deduction of the redemption fee, and if reflected, the redemption fee would reduce the performance data quoted for periods of 60 days or less. The expense ratios shown above reflect the inclusion of acquired fund fees and expenses (i.e., the fees and expenses attributable to investing cash balances in money market funds) and may differ from those shown in the Fund’s financial statements.

The Worldwide High Dividend Yield Value Fund’s performance data shown above would have been lower had certain fees and expenses not been waived and/or reimbursed from September 5, 2007 through December 31, 2013.

The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index (US$) reflects the return of this index for a U.S. dollar investor. Results for this index are inclusive of dividends and net of foreign withholding taxes.

The index is unmanaged, and the figures for the index shown includes reinvestment of dividends and capital gains distributions and do not reflect any fees or expenses. Investors cannot invest directly in an index. We strongly recommend that these factors be considered before an investment decision is made.

Tweedy, Browne Worldwide High Dividend Yield Value Fund

Perspective on Assessing Investment Results (Unaudited)

March 31, 2015

In accordance with rules and guidelines set out by the United States Securities and Exchange Commission, we have provided a comparison of the historical investment results of Tweedy, Browne Worldwide High Dividend Yield Value Fund to the results of an appropriate broad-based securities index, the MSCI World Index (in US dollars). Although we believe this comparison may be useful, the historical results of the MSCI World Index (in US dollars) in large measure represent the investment results of stocks that we do not own. Any portfolio that does not own exactly the same stocks in exactly the same proportions as the index to which the particular portfolio is being compared is not likely to have the same results as the index. The investment behavior of a diversified portfolio of undervalued stocks tends to be correlated to the investment behavior of a broad index; i.e., when the index is up, probably more than one-half of the stocks in the entire universe of public companies in all the countries that are included in the same index will be up, albeit in greater or lesser percentages than the index. Similarly, when the index declines, probably more than one-half of the stocks in the entire universe of public companies in all the countries that are included in the index will be down in greater or lesser percentages than the index. But it is almost a mathematical truth that “different stocks equal different results.”

We believe that favorable or unfavorable historical investment results in comparison to an index are not necessarily predictive of future comparative investment results. In 1986, V. Eugene Shahan, a Columbia University Business School alumnus and portfolio manager at U.S. Trust, wrote Are Short-Term Performance and Value Investing Mutually Exclusive? In this article, Mr. Shahan analyzed the investment performance of seven money managers, about whom Warren Buffett wrote in his article, The Superinvestors of Graham and Doddsville. Over long periods of time, the seven managers significantly outperformed the market as measured by the Dow Jones Industrial Average (the DJIA) or the Standard & Poor’s 500 Stock Index (the S&P 500) by between 7.7% and 16.5% annually. (The goal of most institutional money managers is to outperform the market by 2% to 3%.) However, for periods ranging from 13 years to 28 years, this group of managers underperformed the market between 7.7% and 42% of the years. Six of the seven investment managers underperformed the market between 28% and 42% of the years. In today’s environment, they would have lost many of their clients during their periods of underperformance. Longer term, it would have been the wrong decision to fire any of those money managers. In examining the seven long-term investment records, unfavorable investment results as compared to either index did not predict the future favorable comparative investment results that occurred, and favorable investment results in comparison to the DJIA or the S&P 500 were not always followed by future favorable comparative results. Stretches of consecutive annual underperformance ranged from one to six years.

Mr. Shahan concluded:

Unfortunately, there is no way to distinguish between a poor three-year stretch for a manager who will do well over 15 years, from a poor three-year stretch for a manager who will continue to do poorly. Nor is there any reason to believe that a manager who does well from the outset cannot continue to do well, and consistently.

Tweedy, Browne Worldwide High Dividend Yield Value Fund

Portfolio of Investments

March 31, 2015

Shares		Value (Note 2)

	COMMON STOCKS—87.4%

	Canada—0.5%
187,800	Cenovus Energy, Inc.	$3,165,835

	France—9.5%
73,530	Cie Generale des Etablissements Michelin	7,313,514
458,685	CNP Assurances	8,034,746
562,000	SCOR SE	18,961,691
393,975	Total SA	19,580,274

		53,890,225

	Germany—7.0%
299,650	Axel Springer SE	17,700,301
28,700	Muenchener Rueckversicherungs AG	6,187,869
145,500	Siemens AG	15,736,065

		39,624,235

	Netherlands—7.9%
102,000	Akzo Nobel NV	7,714,359
564,000	Royal Dutch Shell PLC, Class A	16,860,638
483,000	Unilever NV, CVA	20,186,817

		44,761,814

	Singapore—5.4%
901,418	DBS Group Holdings Ltd.	13,379,653
1,037,000	United Overseas Bank Ltd.	17,387,913

		30,767,566

	Switzerland—18.2%
755,525	ABB Ltd.	16,047,031
246,000	Nestle SA, Registered	18,589,931
262,200	Novartis AG, Registered	25,955,451
92,000	Roche Holding AG	25,394,008
51,000	Zurich Insurance Group AG	17,290,538

		103,276,959

	Thailand—0.4%
386,200	Bangkok Bank Public Company Ltd., NVDR	2,189,733

Shares		Value (Note 2)

	United Kingdom—18.8%
516,079	Diageo PLC	$14,245,930
4,282,000	G4S PLC	18,802,833
738,762	GlaxoSmithKline PLC	16,954,793
2,107,500	HSBC Holdings PLC	17,957,998
397,590	Imperial Tobacco Group PLC	17,488,218
1,330,078	Standard Chartered PLC	21,591,079

		107,040,851

	United States—19.7%
1,003,350	Cisco Systems, Inc.	27,617,209
165,440	ConocoPhillips	10,300,294
208,300	Emerson Electric Company	11,793,946
291,525	Johnson & Johnson	29,327,415
111,405	Philip Morris International, Inc.	8,392,139
219,999	Verizon Communications, Inc.	10,698,551
261,400	Wells Fargo & Company	14,220,160

		112,349,714

	TOTAL COMMON STOCKS (Cost $388,703,373)	497,066,932

	Registered Investment Company—11.2%
63,613,306	Dreyfus Government Prime Cash Management – Institutional Shares (Cost $63,613,306)	63,613,306

Face Value

	U.S. TREASURY BILL—1.1%
$6,000,000	0.085%(a) due 6/11/15 (Cost $5,999,000)	5,999,790

TOTAL INVESTMENTS (Cost $458,315,679)	99.7%	566,680,028
OTHER ASSETS AND LIABILITIES (Net)	0.3	1,860,266

NET ASSETS	100.0%	$568,540,294

(a)	Rate represents annualized yield at date of purchase.

Abbreviations:
CVA	—	Certificaaten van aandelen (Share Certificates)
NVDR	—	Non Voting Depository Receipt

SEE NOTES TO FINANCIAL STATEMENTS

Tweedy, Browne Worldwide High Dividend Yield Value Fund

Sector Diversification (Unaudited)

March 31, 2015

Sector Diversification	Percentage of Net Assets

COMMON STOCKS:
Pharmaceuticals, Biotechnology & Life Sciences	17.2%
Banks	15.2
Insurance	8.9
Energy	8.8
Capital Goods	7.7
Food	6.8
Technology Hardware & Equipment	4.9
Tobacco	4.5
Commercial Services & Supplies	3.3
Media	3.1
Beverage	2.5
Telecommunication Services	1.9
Materials	1.3
Automobiles & Components	1.3

Total Common Stocks	87.4
Registered Investment Company	11.2
U.S. Treasury Bill	1.1
Other Assets and Liabilities (Net)	0.3

Net Assets	100.0%

Portfolio Composition (Unaudited)

March 31, 2015

SEE NOTES TO FINANCIAL STATEMENTS

TWEEDY, BROWNE FUND INC.

Statements of Assets and Liabilities

March 31, 2015

	Global Value Fund	Global Value Fund II – Currency Unhedged	Value Fund	Worldwide High Dividend Yield Value Fund

ASSETS
Investments, at cost (a)	$6,855,376,011	$397,883,503	$375,333,588	$458,315,679

Investments in unaffiliated issuers, at value (Note 2)	$9,016,447,768	$448,772,521	$603,928,948	$566,680,028
Investments in affiliated issuers, at value (Note 4)	131,871,528	—	—	—
Foreign currency (b)	3,728	326	101	333
Dividends and interest receivable	23,543,825	1,152,863	1,519,798	1,976,353
Receivable for investment securities sold	1,453,846	—	—	—
Recoverable foreign withholding taxes	10,801,751	553,968	962,659	1,096,403
Receivable for Fund shares sold	23,811,030	1,739,893	2,667,700	31,528
Unrealized appreciation of forward exchange contracts (Note 2)	436,695,085	—	16,288,033	—
Prepaid expense	67,864	3,839	5,318	6,323

Total Assets	$9,644,696,425	$452,223,410	$625,372,557	$569,790,968

LIABILITIES
Unrealized depreciation of forward exchange contracts (Note 2)	$14,165,382	$—	$470,225	$—
Payable for Fund shares redeemed	8,972,627	4,573,302	5,187,913	659,125
Investment advisory fee payable (Note 3)	6,456,429	304,149	421,690	389,189
Shareholder servicing and administration fees payable (Note 3)	116,200	4,782	8,456	6,870
Payable for investment securities purchased	6,383,500	—	—	—
Due to custodian	2,651	465	—	202
Accrued foreign capital gains taxes	2,946,768	126,273	—	65,106
Accrued expenses and other payables	1,797,359	110,987	126,358	130,182

Total Liabilities	40,840,916	5,119,958	6,214,642	1,250,674

NET ASSETS	$9,603,855,509	$447,103,452	$619,157,915	$568,540,294

NET ASSETS consist of
Undistributed net investment income	$16,867,494	$604,772	$2,312,972	$3,753,733
Accumulated net realized gain (loss) on securities, forward exchange contracts and foreign currencies	(59,896,683)	(6,545,069)	(5,296,388)	14,690,021
Net unrealized appreciation of securities, forward exchange contracts, foreign currencies and net other assets	2,714,240,358	50,829,234	244,317,508	108,225,472
Paid-in capital	6,932,644,340	402,214,515	377,823,823	441,871,068

Total Net Assets	$9,603,855,509	$447,103,452	$619,157,915	$568,540,294

CAPITAL STOCK (common stock outstanding)	356,063,406	31,890,061	27,966,737	52,433,697

NET ASSET VALUE offering and redemption price per share	$26.97	$14.02	$22.14	$10.84

(a)

Includes investments in affiliated issuers for Global Value Fund, Global Value Fund II – Currency Unhedged, Value Fund and Worldwide High Dividend Yield Value Fund of $71,225,516, $0, $0 and $0, respectively (Note 4).

(b)	Foreign currency held at cost for the Global Value Fund, Global Value Fund II – Currency Unhedged, Value Fund and Worldwide High Dividend Yield Value Fund was $155, $335, $103 and $335, respectively.

SEE NOTES TO FINANCIAL STATEMENTS

TWEEDY, BROWNE FUND INC.

Statements of Operations

For the Year Ended March 31, 2015

	Global Value Fund	Global Value Fund II – Currency Unhedged	Value Fund	Worldwide High Dividend Yield Value Fund

INVESTMENT INCOME
Dividends (a)	$217,524,686	$12,411,685	$15,980,650	$24,377,005
Less foreign withholding taxes	(17,922,522)	(991,525)	(1,089,100)	(1,667,616)
Interest	260,119	—	10,494	4,298

Total Investment Income	199,862,283	11,420,160	14,902,044	22,713,687

EXPENSES
Investment advisory fee (Note 3)	108,749,926	6,007,590	7,962,980	8,567,209
Transfer agent fees (Note 3)	2,624,703	93,496	279,767	145,080
Custodian fees (Note 3)	2,527,174	176,928	93,860	197,380
Fund administration and accounting fees (Note 3)	1,783,647	101,181	133,229	143,198
Legal and audit fees	467,101	33,088	35,830	36,316
Shareholder servicing and administration fees (Note 3)	393,340	21,750	28,839	31,071
Directors’ fees and expenses (Note 3)	362,791	19,405	26,772	28,664
Other	1,015,311	104,088	97,855	100,669

Total expenses before recoupment	117,923,993	6,557,526	8,659,132	9,249,587

Investment advisory fees recouped (Note 3)	—	40,978	—	—

Net Expenses	117,923,993	6,598,504	8,659,132	9,249,587

NET INVESTMENT INCOME	81,938,290	4,821,656	6,242,912	13,464,100

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Securities (a)	4,711,696	(4,936,551)	5,979,168	44,143,936
Forward exchange contracts	214,633,438	—	10,826,156	—
Foreign currencies and net other assets	(1,604,037)	(36,026)	(83,365)	(52,763)

Net realized gain (loss) on investments during the year	217,741,097	(4,972,577)	16,721,959	44,091,173

Net change in unrealized appreciation (depreciation) of:
Securities (b)	(450,356,354)	(26,459,759)	(22,203,837)	(71,091,834)
Forward exchange contracts	473,753,786	—	19,304,811	—
Foreign currencies and net other assets	(1,701,093)	(75,891)	(129,354)	(188,569)

Net change in unrealized appreciation (depreciation) of investments	21,696,339	(26,535,650)	(3,028,380)	(71,280,403)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS	239,437,436	(31,508,227)	13,693,579	(27,189,230)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$321,375,726	$(26,686,571)	$19,936,491	$(13,725,130)

(a)	Dividend income and net realized gain (loss) on securities from affiliated issuers for Global Value Fund were $2,151,695 and $10,643,996, respectively (Note 4).
(b)	Net of increase in accrued foreign capital gain taxes of $386,752, $33,461, $0 and $10,514, respectively.

SEE NOTES TO FINANCIAL STATEMENTS

TWEEDY, BROWNE FUND INC.

Statements of Changes in Net Assets

	Global Value Fund		Global Value Fund II – Currency Unhedged
	Year Ended 3/31/2015	Year Ended 3/31/2014	Year Ended 3/31/2015	Year Ended 3/31/2014

INVESTMENT ACTIVITIES:
Net investment income	$81,938,290	$88,790,624	$4,821,656	$4,541,682

Net realized gain (loss) on securities, forward exchange contracts and currency transactions	217,741,097	35,101,973	(4,972,577)	2,809,589

Net change in unrealized appreciation (depreciation) of securities, forward exchange contracts, foreign currencies and net other assets	21,696,339	672,567,881	(26,535,650)	42,676,912

Net increase (decrease) in net assets resulting from operations	321,375,726	796,460,478	(26,686,571)	50,028,183

DISTRIBUTIONS:
Dividends to shareholders from net investment income	(106,756,789)	(85,327,230)	(5,873,377)	(4,076,438)

Distributions to shareholders from net realized gain on investments	(212,219,568)	(228,783,634)	—	—

Total distributions	(318,976,357)	(314,110,864)	(5,873,377)	(4,076,438)

Net increase in net assets from Fund share transactions (Note 5)	1,623,476,254	1,569,533,715	36,165,003	115,025,254

Redemption fees	224,773	243,123	115,944	30,741

Net increase in net assets	1,626,100,396	2,052,126,452	3,720,999	161,007,740

NET ASSETS
Beginning of year	7,977,755,113	5,925,628,661	443,382,453	282,374,713

End of year	$9,603,855,509	$7,977,755,113	$447,103,452	$443,382,453

Undistributed net investment income at end of year	$16,867,494	$28,178,228	$604,772	$1,187,172

SEE NOTES TO FINANCIAL STATEMENTS

TWEEDY, BROWNE FUND INC.

Statements of Changes in Net Assets

	Value Fund		Worldwide High Dividend Yield Value Fund
	Year Ended 3/31/2015	Year Ended 3/31/2014	Year Ended 3/31/2015	Year Ended 3/31/2014
INVESTMENT ACTIVITIES:
Net investment income	$6,242,912	$7,147,309	$13,464,100	$15,118,443

Net realized gain on securities, forward exchange contracts and currency transactions	16,721,959	44,862,857	44,091,173	17,220,280

Net change in unrealized appreciation (depreciation) of securities, forward exchange contracts, foreign currencies and net other assets	(3,028,380)	30,504,853	(71,280,403)	65,701,226

Net increase (decrease) in net assets resulting from operations	19,936,491	82,515,019	(13,725,130)	98,039,949

DISTRIBUTIONS:
Dividends to shareholders from net investment income	(6,963,766)	(5,423,577)	(14,370,762)	(12,983,869)

Distributions to shareholders from net realized gain on investments	(39,989,012)	(34,555,932)	(35,511,662)	(1,416,927)

Total distributions	(46,952,778)	(39,979,509)	(49,882,424)	(14,400,796)

Net increase (decrease) in net assets from Fund share transactions (Note 5)	8,174,361	(4,870,810)	(122,638,996)	4,286,083

Redemption fees	—	—	1,334	9,498

Net increase (decrease) in net assets	(18,841,926)	37,664,700	(186,245,216)	87,934,734

NET ASSETS
Beginning of year	637,999,841	600,335,141	754,785,510	666,850,776

End of year	$619,157,915	$637,999,841	$568,540,294	$754,785,510

Undistributed net investment income at end of year	$2,312,972	$3,117,191	$3,753,733	$4,713,158

SEE NOTES TO FINANCIAL STATEMENTS

TWEEDY, BROWNE FUND INC.

Financial Highlights

Tweedy, Browne Global Value Fund

For a Fund share outstanding throughout each year.

	Year Ended 3/31/15		Year Ended 3/31/14		Year Ended 3/31/13	Year Ended 3/31/12	Year Ended 3/31/11
Net asset value, beginning of year	$26.98		$25.11		$23.79	$24.16	$22.13

Income from investment operations:
Net investment income	0.24		0.32		0.35	0.42	0.26
Net realized and unrealized gain (loss) on investments	0.74		2.73		3.61	0.19	2.08

Total from investment operations	0.98		3.05		3.96	0.61	2.34

Distributions:
Dividends from net investment income	(0.33)		(0.32)		(0.35)	(0.42)	(0.25)
Distributions from net realized gains	(0.66)		(0.86)		(2.29)	(0.56)	(0.06)

Total distributions	(0.99)		(1.18)		(2.64)	(0.98)	(0.31)

Redemption fees(a)	0.00		0.00		0.00	0.00	0.00

Net asset value, end of year	$26.97		$26.98		$25.11	$23.79	$24.16

Total return(b)	3.69	%(c)	12.25	%(c)	17.48%	2.92%	10.59%

Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$9,603,856		$7,977,755		$5,925,629	$4,759,273	$4,749,331
Ratio of operating expenses to average net assets	1.36%		1.37%		1.38%	1.38%	1.39%
Ratio of net investment income to average net assets	0.94%		1.30%		1.45%	1.80%	1.16%
Portfolio turnover rate	8%		4%		16%	9%	12%

(a)	Amount represents less than $0.01 per share.
(b)	Total return represents aggregate total return for the periods indicated.
(c)

The net asset value (NAV) disclosed in the March 31, 2014 annual report reflects adjustments in accordance with accounting principles generally accepted in the United States of America and as such, differs from the NAV reported on March 31, 2014. The total return reported is based on the unadjusted NAV which was the official NAV for executing transactions on March 31, 2014.

Tweedy, Browne Global Value Fund II – Currency Unhedged

For a Fund share outstanding throughout each year.

	Year Ended 3/31/15		Year Ended 3/31/14		Year Ended 3/31/13	Year Ended 3/31/12	Year Ended 3/31/11
Net asset value, beginning of year	$14.90		$13.18		$11.69	$11.52	$10.27

Income from investment operations:
Net investment income	0.15		0.15		0.23	0.10	0.08
Net realized and unrealized gain (loss) on investments	(0.84)		1.72		1.49	0.20	1.25

Total from investment operations	(0.69)		1.87		1.72	0.30	1.33

Distributions:
Dividends from net investment income	(0.19)		(0.15)		(0.22)	(0.08)	(0.07)
Distributions from net realized gains	—		—		(0.01)	(0.05)	(0.01)

Total distributions	(0.19)		(0.15)		(0.23)	(0.13)	(0.08)

Redemption fees(a)	0.00		0.00		0.00	0.00	0.00

Net asset value, end of year	$14.02		$14.90		$13.18	$11.69	$11.52

Total return(b)	(4.72	)%(c)	14.27	%(c)	14.77%	2.68%	13.00%

Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$447,103		$443,382		$282,375	$275,337	$95,155
Ratio of operating expenses to average net assets	1.37%		1.37%		1.37%	1.37%	1.37%
Ratio of operating expenses to average net assets excluding recoupments and/or waivers of expenses	1.36%		1.37%		1.39%	1.40%	1.58%
Ratio of net investment income to average net assets	1.00%		1.23%		1.74%	1.07%	0.97%
Portfolio turnover rate	9%		4%		28%	5%	2%

(a)	Amount represents less than $0.01 per share.
(b)	Total return represents aggregate total return for the periods indicated.
(c)

The net asset value (NAV) disclosed in the March 31, 2014 annual report reflects adjustments in accordance with accounting principles generally accepted in the United States of America and as such, differs from the NAV reported on March 31, 2014. The total return reported is based on the unadjusted NAV which was the official NAV for executing transactions on March 31, 2014.

SEE NOTES TO FINANCIAL STATEMENTS

TWEEDY, BROWNE FUND INC.

Financial Highlights

Tweedy, Browne Value Fund

For a Fund share outstanding throughout each year.

	Year Ended 3/31/15	Year Ended 3/31/14	Year Ended 3/31/13	Year Ended 3/31/12	Year Ended 3/31/11
Net asset value, beginning of year	$23.21	$21.68	$19.35	$19.46	$19.03

Income from investment operations:
Net investment income	0.24	0.27	0.20	0.27	0.19
Net realized and unrealized gain (loss) on investments	0.47	2.81	3.05	0.31	1.45

Total from investment operations	0.71	3.08	3.25	0.58	1.64

Distributions:
Dividends from net investment income	(0.26)	(0.21)	(0.20)	(0.25)	(0.20)
Distributions from net realized gains	(1.52)	(1.34)	(0.72)	(0.44)	(1.01)

Total distributions	(1.78)	(1.55)	(0.92)	(0.69)	(1.21)

Net asset value, end of year	$22.14	$23.21	$21.68	$19.35	$19.46

Total return(a)	3.08%	14.38%	17.24%	3.26%	8.77%

Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$619,158	$638,000	$600,335	$480,060	$467,526
Ratio of operating expenses to average net assets	1.36%	1.37%	1.39%	1.40%	1.39%
Ratio of net investment income to average net assets	0.98%	1.17%	1.04%	1.42%	1.02%
Portfolio turnover rate	6%	7%	8%	10%	11%

(a)	Total return represents aggregate total return for the periods indicated.

Tweedy, Browne Worldwide High Dividend Yield Value Fund

For a Fund share outstanding throughout each year.

	Year Ended 3/31/15	Year Ended 3/31/14	Year Ended 3/31/13	Year Ended 3/31/12	Year Ended 3/31/11
Net asset value, beginning of year	$12.01	$10.67	$9.75	$9.52	$8.62

Income from investment operations:
Net investment income	0.25	0.23	0.19	0.20	0.18
Net realized and unrealized gain (loss) on investments	(0.50)	1.33	0.89	0.21	0.91

Total from investment operations	(0.25)	1.56	1.08	0.41	1.09

Distributions:
Dividends from net investment income	(0.25)	(0.20)	(0.16)	(0.18)	(0.19)
Distributions from net realized gains	(0.67)	(0.02)	—	—	—

Total distributions	(0.92)	(0.22)	(0.16)	(0.18)	(0.19)

Redemption fees(a)	0.00	0.00	0.00	0.00	0.00

Net asset value, end of year	$10.84	$12.01	$10.67	$9.75	$9.52

Total return(b)	(2.23)%	14.81%	11.32%	4.35%	13.03%

Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$568,540	$754,786	$666,851	$537,309	$290,090
Ratio of operating expenses to average net assets	1.35%	1.36%	1.37%	1.37%	1.37%
Ratio of operating expenses to average net assets excluding recoupments and/or waivers of expenses	1.35%	1.36%	1.37%	1.37%	1.39%
Ratio of net investment income to average net assets	1.96%	2.07%	1.88%	2.11%	2.00%
Portfolio turnover rate	7%	10%	12%	6%	16%

(a)	Amount represents less than $0.01 per share.
(b)	Total return represents aggregate total return for the periods indicated.

SEE NOTES TO FINANCIAL STATEMENTS

TWEEDY, BROWNE FUND INC.

Notes to Financial Statements

1. Organization

Tweedy, Browne Fund Inc. (the “Company”) is an open-end management investment company registered with the United States (“U.S.”) Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company was organized as a Maryland corporation on January 28, 1993. Tweedy, Browne Global Value Fund (“Global Value Fund”), Tweedy, Browne Global Value Fund II – Currency Unhedged (“Global Value Fund II – Currency Unhedged”), Tweedy, Browne Value Fund (“Value Fund”), and Tweedy, Browne Worldwide High Dividend Yield Value Fund (“Worldwide High Dividend Yield Value Fund”) (each a “Fund” and together, the “Funds”) are each a diversified series of the Company.

The Funds commenced operations as follows:

Fund	Commencement of Operations
Global Value Fund	06/15/93
Global Value Fund II – Currency Unhedged	10/26/09
Value Fund	12/08/93
Worldwide High Dividend Yield Value Fund	09/05/07

Global Value Fund and Global Value Fund II – Currency Unhedged seek long-term capital growth by investing primarily in foreign equity securities that Tweedy, Browne Company LLC (the “Investment Adviser”) believes are undervalued. Value Fund seeks long-term capital growth by investing primarily in U.S. and foreign equity securities that the Investment Adviser believes are undervalued. Worldwide High Dividend Yield Value Fund seeks long-term capital growth by investing primarily in U.S. and foreign equity securities that the Investment Adviser believes to have above-average dividend yields and valuations that are reasonable.

2. Significant Accounting Policies

The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 – Investment Companies, which is part of U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.

Portfolio Valuation Portfolio securities and other assets listed on a U.S. national securities exchange, comparable foreign securities exchange or through any system providing for contemporaneous publication of actual prices (and not subject to restrictions against sale by the Fund on such exchange or system) are valued at the last quoted sale price at or prior to the close of regular trading on the New York Stock Exchange or, if applicable, the NASDAQ Official Closing Price (“NOCP”). Portfolio securities and other assets that are readily marketable but for which there are no reported sales on the valuation date, whether because they are not traded in a system providing for same day publication of sales or because there were no sales reported on such date, are generally valued at the mean between the last asked price and the last bid price prior to the close of regular trading. Forward exchange contracts are valued at the forward rate. Securities and other assets for which current market quotations are not readily available, and those securities which are generally not readily marketable due to significant legal or contractual restrictions, will be valued at fair value as determined in good faith by the Investment Adviser under the direction of the Company’s Board of Directors. Securities and other assets for which the most recent market quotations may not be reliable (including because the last sale price does not reflect current market value at the time of valuing the Funds’ assets due to developments since such last price) may be valued at fair value if the Investment Adviser concludes that fair valuation will likely result in a more accurate net asset valuation. The Funds’ use of fair value pricing may cause the net asset value of the Funds’ shares to differ from the net asset value that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. Debt securities purchased with a remaining maturity of more than 60 days are valued through pricing obtained by pricing services approved by the Company’s Board of Directors. Debt securities purchased with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value, or by reference to other factors (i.e., pricing services or dealer quotations) by the Investment Adviser.

Fair Value Measurements The inputs and valuation techniques used to determine fair value of the Funds’ investments are summarized into three levels as described in the hierarchy below:

•	Level 1 – quoted prices in active markets for identical securities

•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

TWEEDY, BROWNE FUND INC.

Notes to Financial Statements

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Transfers in and out of the levels are recognized utilizing values at the end of the period. The following is a summary of the inputs used to value the Funds’ assets carried at fair value as of March 31, 2015. See each Fund’s respective Portfolio of Investments for details on portfolio holdings.

	Global Value Fund
	Total Value at March 31, 2015	Level 1 Quoted Price	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Investments in Securities:
Common Stocks
Switzerland	$1,287,244,459	$1,286,769,426	$475,033	$—
All Other Countries	5,346,430,659	5,346,430,659
Preferred Stocks	33,764,597	33,764,597	—	—
Registered Investment Company	1,755,996,168	1,755,996,168	—	—
U.S. Treasury Bills	724,883,413	—	724,883,413	—

Total Investments in Securities	9,148,319,296	8,422,960,850	725,358,446	—
Other Financial Instruments:
Asset
Unrealized appreciation of forward exchange contracts	436,695,085	—	436,695,085	—
Liability
Unrealized depreciation of forward exchange contracts	(14,165,382)	—	(14,165,382)	—

Total	$9,570,848,999	$8,422,960,850	$1,147,888,149	$—

	Global Value Fund II – Currency Unhedged
	Total Value at March 31, 2015	Level 1 Quoted Price	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Investments in Securities	$448,772,521	$448,772,521	$—	$—

	Value Fund
	Total Value at March 31, 2015	Level 1 Quoted Price	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Investments in Securities:
Common Stocks	$511,972,224	$511,972,224	$—	$—
Registered Investment Company	77,957,214	77,957,214	—	—
U.S. Treasury Bill	13,999,510	—	13,999,510	—

Total Investments in Securities	603,928,948	589,929,438	13,999,510	—
Other Financial Instruments:
Asset
Unrealized appreciation of forward exchange contracts	16,288,033	—	16,288,033	—
Liability
Unrealized depreciation of forward exchange contracts	(470,225)	—	(470,225)	—

Total	$619,746,756	$589,929,438	$29,817,318	$—

TWEEDY, BROWNE FUND INC.

Notes to Financial Statements

	Worldwide High Dividend Yield Value Fund
	Total Value at March 31, 2015	Level 1 Quoted Price	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Investments in Securities:
Common Stocks	$497,066,932	$497,066,932	$—	$—
Registered Investment Company	63,613,306	63,613,306	—	—
U.S. Treasury Bill	5,999,790	—	5,999,790	—

Total	$566,680,028	$560,680,238	$5,999,790	$—

As of March 31, 2015, a security with an end of period value of $475,033 held by Global Value Fund was transferred from Level 1 into Level 2 due to a mean price being used.

Foreign Currency The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period, and purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Unrealized gains and losses from investments in securities, which result from changes in foreign currency exchange rates, have been included in net unrealized appreciation/depreciation of securities. All other unrealized gains and losses, which result from changes in foreign currency exchange rates, have been included in net unrealized appreciation/depreciation of foreign currencies and net other assets. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investments, securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Funds and the amount actually received. The portion of foreign currency gains and losses related to fluctuation in the exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gains and losses on investment securities sold.

Forward Exchange Contracts Global Value Fund and Value Fund are subject to foreign currency exchange risk in the normal course of pursuing their investment objectives and may enter into forward exchange contracts for hedging purposes in order to reduce their exposure to fluctuations in foreign currency exchange on their portfolio holdings. Forward exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by each of the Funds as an unrealized gain or loss on the Fund’s Statement of Operations. When the contract is closed, each Fund records a realized gain or loss on the Statement of Operations equal to the difference between the value of the contract at the time that it was opened and the value of the contract at the time that it was closed. The difference between the value of open contracts at March 31, 2015 and the value of the contracts at the time they were opened is included on the Statement of Assets and Liabilities under unrealized appreciation/depreciation of forward exchange contracts.

The use of forward exchange contracts does not eliminate fluctuations in the underlying prices of the Funds’ investment securities, but it does establish a rate of exchange that can be achieved in the future. Although forward exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Funds could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

Securities Transactions and Investment Income Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. In the case of certain foreign securities, dividend income is recorded as soon after the ex-date as the Funds become aware of such dividend. Interest income and expenses are recorded on an accrual basis.

Foreign Taxes The Funds may be subject to foreign taxes on dividend and interest income, gains on investments or currency purchase/repatriation, a portion of which may be recoverable. The Funds’ custodian applies for refunds on behalf of each Fund where available. The Funds will accrue such taxes and recoveries as applicable, based on their current interpretation of tax rules and regulations that exist in the markets in which they invest.

Dividends and Distributions to Shareholders Dividends from net investment income, if any, will be declared and paid annually for Global Value Fund, Global Value Fund II – Currency Unhedged, and Value Fund and semi-annually for Worldwide High Dividend Yield Value Fund. Distributions from realized capital gains after utilization of capital loss carryforwards, if any, will be declared and paid annually for each of the Funds. Additional distributions of net investment income and capital gains from the Funds may be made at the discretion of the Board of Directors in order to avoid the application of a 4% non-deductible federal excise tax on certain undistributed amounts of ordinary income and capital gains. Income dividends and capital gain distributions are

TWEEDY, BROWNE FUND INC.

Notes to Financial Statements

determined in accordance with income tax regulations which may differ from U.S. GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Funds, timing differences and differing characterization of distributions made by the Funds.

Federal Income Taxes    Each Fund has qualified and intends to continue to qualify as a regulated investment company by complying with the requirements of the U.S. Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and by distributing substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Funds are not aware of any events that are reasonably possible to occur in the next twelve months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Funds. However, the Funds’ conclusions may be subject to future review based on changes in accounting standards or tax laws and regulations or the interpretation thereof. In addition, utilization of any capital loss carryforwards could be subject to limitations imposed by the Code related to share ownership changes. Each of the Funds’ tax positions for the tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service, state departments of revenue and by foreign tax authorities.

Expenses Expenses directly attributable to each Fund as a diversified series of the Company are charged to such Fund. Other expenses of the Company are allocated to each series based on the average net assets of each series or other equitable allocation method.

3. Investment Advisory Fee, Other Related Party Transactions and Administration Fee

The Company, on behalf of each Fund, has entered into separate investment advisory agreements with the Investment Adviser (each, an “Advisory Agreement”). Under each Advisory Agreement, the Company pays the Investment Adviser a fee at the annual rate of 1.25% of the value of each Fund’s average daily net assets. The fee is payable monthly, provided that each Fund will make such interim payments as may be requested by the Investment Adviser not to exceed 75% of the amount of the fee then accrued on the books of the Fund and unpaid. For the year ended March 31, 2015, the Investment Adviser earned $108,749,926, $6,007,590, $7,962,980 and $8,567,209 in fees from Global Value Fund, Global Value Fund II – Currency Unhedged, Value Fund and Worldwide High Dividend Yield Value Fund, respectively.

Prior to December 31, 2014, the Investment Adviser had contractually agreed to waive its investment advisory fee and/or to reimburse expenses of Global Value Fund II – Currency Unhedged to the extent necessary to maintain the total annual fund operating expenses (excluding fees and expenses from investments in other investment companies, brokerage costs, interest, taxes and extraordinary expenses) at no more than 1.37% of the Fund’s average daily net assets. This arrangement expired on December 31, 2014. In this arrangement, Global Value Fund II – Currency Unhedged has agreed, during the two-year period following any waiver or reimbursement by the Investment Adviser, to repay such amount to the extent that, after giving effect to such repayment, the Fund’s adjusted total annual fund operating expenses would not exceed 1.37% of the Fund’s average daily net assets on an annualized basis. During the fiscal year ended March 31, 2015, the Investment Adviser recouped $40,978 from Global Value Fund II – Currency Unhedged. At March 31, 2015, the amount of potential recovery expiring March 31, 2016 on Global Value Fund II – Currency Unhedged was $15,433.

Prior to October 1, 2014, the Investment Adviser was reimbursed by the Funds for the cost of settling transactions in U.S. securities for the Funds through its clearing broker. For the year ended March 31, 2015, Global Value Fund, Global Value Fund II – Currency Unhedged, Value Fund and Worldwide High Dividend Yield Value Fund reimbursed the Investment Adviser $240, $30, $285 and $315, respectively, for such transaction costs. Effective the close of business on September 30, 2014, the Investment Adviser ceased to operate as a broker-dealer.

As of March 31, 2015, the current and retired managing directors and their families, as well as employees of the Investment Adviser, have approximately $123.6 million, $5.2 million, $71.6 million and $7.0 million of their own money invested in Global Value Fund, Global Value Fund II – Currency Unhedged, Value Fund and Worldwide High Dividend Yield Value Fund, respectively.

The Company pays the Investment Adviser for certain shareholder servicing and administration services provided to the Funds at an annual amount of $475,000, which is allocated pro-rata based on the relative average net assets of the Funds.

No officer, director or employee of the Investment Adviser, BNY Mellon or any parent or subsidiary of those corporations receives any compensation from the Company for serving as a director or officer of the Company. The Company pays each Independent Director $115,000 annually, in quarterly increments of $28,750, plus out-of-pocket expenses for their services as directors (Prior to January 1, 2015, such amounts were $100,000 and $25,000, respectively). The Lead Independent Director receives an additional annual fee of $20,000. These fees are allocated pro-rata based on the relative average net assets of the Funds.

The Company, on behalf of the Funds, has entered into an administration agreement (the “Administration Agreement”) with BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”), an indirect, wholly-owned subsidiary of The Bank of New York Mellon Corporation. Under the Administration Agreement, the Company pays BNY Mellon an

TWEEDY, BROWNE FUND INC.

Notes to Financial Statements

administration fee and a fund accounting fee computed daily and payable monthly at the following annual rates of the aggregate average daily net assets of the Funds, allocated according to each Fund’s net assets:

	Up to $1 Billion	Between $1 Billion and $5 Billion	Between $5 Billion and $10 Billion	Exceeding $10 Billion
Administration Fees	0.0300%	0.0180%	0.0100%	0.0090%
Accounting Fees	0.0075%	0.0060%	0.0050%	0.0040%

Bank of New York Mellon Asset Servicing, an indirect, wholly-owned subsidiary of The Bank of New York Mellon Corporation, serves as the Funds’ custodian pursuant to a custody agreement (the “Custody Agreement”). BNY Mellon also serves as the Funds’ transfer agent.

The Investment Adviser served as the distributor to the Funds through September 30, 2014. Effective October 1, 2014, AMG Distributors, Inc., an affiliate of the Investment Adviser, assumed the role of distributor to the Funds. The Investment Adviser pays all distribution-related expenses. No distribution fees are paid by the Funds.

At March 31, 2015, one shareholder owned 8.9% of Global Value Fund II – Currency Unhedged’s outstanding shares; one shareholder owned 10.2% of Value Fund’s outstanding shares; and three shareholders owned 20.6% of Worldwide High Dividend Yield Value Fund’s outstanding shares. Investment activities of these shareholders could have an impact on each respective Fund.

4. Securities Transactions

The 1940 Act defines “affiliated companies” to include securities in which a fund owns 5% or more of the outstanding voting shares of an issuer. The following chart lists those issuers owned by Global Value Fund that may be deemed “affiliated companies,” as well as transactions that occurred in the securities of such issuers during the year ended March 31, 2015:

Shares Held at 3/31/14	Name of Issuer	Value at 3/31/14	Purchase Cost	Sales Proceeds	Value at 3/31/15	Shares Held at 3/31/15	Dividend Income 4/1/14 to 3/31/15	Net Realized Gain (Loss) 4/1/14 to 3/31/15
218,165	Coltene Holding AG	$13,386,023	$—	$—	$16,789,698	218,165	$473,556	$—
53,473	Phoenix Mecano AG	33,747,889	8,004,310	—	38,160,815	68,640	759,475	—
185,918	PubliGroupe SA, Registered	22,057,176	—	39,699,281	—	—	359,446	10,643,996
248,117	Siegfried Holding AG	46,907,272	—	—	37,985,172	248,117	—	—
4,795,392	SOL SpA	41,373,772	—	—	38,935,843	4,795,392	559,218	—
		$157,472,132	$8,004,310	$39,699,281	$131,871,528		$2,151,695	$10,643,996

The cost of purchases and proceeds from sales of investment securities, excluding short-term investments, for the year ended March 31, 2015, are as follows:

	Global Value Fund	Global Value Fund II – Currency Unhedged	Value Fund	Worldwide High Dividend Yield Value Fund
Purchases	$1,268,305,887	$79,222,456	$31,286,200	$43,875,715
Sales	$550,871,906	$32,682,954	$54,366,208	$177,699,879

5. Capital Stock

The Company is authorized to issue 2.0 billion shares of $0.0001 par value capital stock, of which 600,000,000, 600,000,000, 400,000,000 and 400,000,000 shares have been designated as shares of Global Value Fund, Global Value Fund II – Currency Unhedged, Value Fund and Worldwide High Dividend Yield Value Fund, respectively. Redemptions from the Global Value Fund, Global Value Fund II – Currency Unhedged and Worldwide High Dividend Yield Value Fund, including exchange redemptions, within 60 days of purchase are subject to a redemption fee equal to 2% of the redemption proceeds, which is retained by each Fund.

Effective the close of business on August 11, 2014, Global Value Fund II – Currency Unhedged closed to most new investors but remains open to existing shareholders.

Changes in shares outstanding for the year ended March 31, 2015 were as follows:

	Global Value Fund
	Shares	Amount
Sold	91,217,207	$2,459,334,017
Reinvested	10,740,134	281,176,703
Redeemed	(41,532,837)	(1,117,034,466)
Net Increase	60,424,504	$1,623,476,254

	Global Value Fund II – Currency Unhedged
	Shares	Amount
Sold	12,154,015	$180,053,991
Reinvested	347,059	4,865,763
Redeemed	(10,358,709)	(148,754,751)
Net Increase	2,142,365	$36,165,003

	Value Fund
	Shares	Amount
Sold	1,207,272	$27,870,588
Reinvested	2,005,235	44,255,539
Redeemed	(2,737,185)	(63,951,766)
Net Increase	475,322	$8,174,361

TWEEDY, BROWNE FUND INC.

Notes to Financial Statements

	Worldwide High Dividend Yield Value Fund
	Shares	Amount
Sold	3,546,131	$41,750,026
Reinvested	4,295,591	47,825,441
Redeemed	(18,252,419)	(212,214,463)
Net Decrease	(10,410,697)	$(122,638,996)

Changes in shares outstanding for the year ended March 31, 2014 were as follows:

	Global Value Fund
	Shares	Amount
Sold	77,822,714	$2,044,811,056
Reinvested	10,839,090	287,994,623
Redeemed	(29,018,189)	(763,271,964)
Net Increase	59,643,615	$1,569,533,715

	Global Value Fund II – Currency Unhedged
	Shares	Amount

Sold	12,492,183	$174,037,237
Reinvested	207,385	3,058,929
Redeemed	(4,375,675)	(62,070,912)
Net Increase	8,323,893	$115,025,254

	Value Fund
	Shares	Amount
Sold	1,762,835	$39,725,631
Reinvested	1,675,072	37,906,876
Redeemed	(3,643,255)	(82,503,317)
Net Decrease	(205,348)	$(4,870,810)

	Worldwide High Dividend Yield Value Fund
	Shares	Amount
Sold	11,571,253	$129,571,582
Reinvested	1,256,200	13,916,444
Redeemed	(12,475,762)	(139,201,943)
Net Increase	351,691	$4,286,083

6. Income Tax Information

The character of distributions paid on a tax basis during the fiscal year ended March 31, 2015 is as follows:

Distributions paid from:	Global Value Fund	Global Value Fund II – Currency Unhedged	Value Fund	Worldwide High Dividend Yield Value Fund
Investment income	$106,756,789	$5,873,377	$6,963,766	$14,370,762
Short-term capital gain	45,614,267	—	5,724,021	—
Ordinary income	152,371,056	5,873,377	12,687,787	14,370,762
Long-term capital gain	166,605,301	—	34,264,991	35,511,662
Total Distributions	$318,976,357	$5,873,377	$46,952,778	$49,882,424

The character of distributions paid on a tax basis during the fiscal year ended March 31, 2014 is as follows:

Distributions paid from:	Global Value Fund	Global Value Fund II – Currency Unhedged	Value Fund	Worldwide High Dividend Yield Value Fund
Investment income	$85,643,055	$4,076,438	$5,429,184	$12,983,869
Short-term capital gain	32,672,968	—	1,440,680	—
Ordinary income	118,316,023	4,076,438	6,869,864	12,983,869
Long-term capital gain	195,794,841	—	33,109,645	1,416,927
Total Distributions	$314,110,864	$4,076,438	$39,979,509	$14,400,796

As of March 31, 2015, the components of distributable earnings on a tax basis were as follows:

	Global Value Fund	Global Value Fund II – Currency Unhedged	Value Fund	Worldwide High Dividend Yield Value Fund
Undistributed ordinary income	$91,005,500	$1,260,765	$2,632,191	$3,785,582
Undistributed realized gain	276,051,048	—	9,676,621	14,690,032
Unrealized appreciation/ (depreciation)	2,304,154,621	50,175,555	229,025,280	108,225,461
Accumulated capital and other losses	—	(6,545,051)	—	—
Total	$2,671,211,169	$44,891,269	$241,334,092	$126,701,075

The Funds may have temporary or permanent book/tax differences. Temporary differences will reverse at some time in the future. Reclassifications are recorded to the Funds’ capital accounts for any permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations. For the year ended March 31, 2015, permanent book and tax basis differences resulting primarily from differing treatments for foreign currency transactions, sales of passive foreign investment companies and distribution redesignations were identified and reclassified among the components of each Fund’s net assets as follows:

	Global Value Fund	Global Value Fund II – Currency Unhedged	Value Fund	Worldwide High Dividend Yield Value Fund
Undistributed ordinary income	$13,507,765	$469,321	$(83,365)	$(52,763)
Undistributed net realized gain (loss)	(13,507,765)	(469,321)	83,365	52,763
Paid-in capital	—	—	—	—

TWEEDY, BROWNE FUND INC.

Notes to Financial Statements

Results of operations and net assets were not affected by these reclassifications.

As of March 31, 2015, Global Value Fund II – Currency Unhedged had a short-term and a long-term capital loss carryforward of $1,115,004 and $1,571,356, respectively, which under current federal income tax rules may be available to reduce future net realized gains on investments in any future period to the extent permitted by the Code. Utilization of these capital loss carryforwards could be subject to limitations imposed by the Code related to share ownership changes. During the year ended March 31, 2015, Global Value Fund utilized net capital loss carryforwards of $83,577,497.

Net capital and foreign currency losses incurred after October 31 and certain ordinary losses incurred after December 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the year ended March 31, 2015, the Funds deferred to April 1, 2015 late year capital and ordinary losses of:

Fund	Late Year Capital Losses	Late Year Ordinary Losses
Global Value Fund	$—	$ —
Global Value Fund II – Currency Unhedged	3,858,691	—
Value Fund	—	—
Worldwide High Dividend Yield Value Fund	—	—

As of March 31, 2015, the aggregate cost for federal tax purposes was as follows:

Global Value Fund	$6,855,961,383
Global Value Fund II – Currency Unhedged	$398,537,182
Value Fund	$375,333,593
Worldwide High Dividend Yield Value Fund	$458,315,690

The aggregate gross unrealized appreciation/depreciation and net unrealized appreciation as computed on a federal income tax basis at March 31, 2015 for each Fund is as follows:

	Gross Appreciation	Gross Depreciation	Net Appreciation
Global Value Fund	$2,516,350,738	$(223,992,825)	$2,292,357,913
Global Value Fund II – Currency Unhedged	71,736,180	(21,500,841)	50,235,339
Value Fund	238,030,428	(9,435,073)	228,595,355
Worldwide High Dividend Yield Value Fund	118,782,399	(10,418,061)	108,364,338

7. Foreign Securities

Investing in securities of foreign companies and foreign governments involves economic and political risks and considerations not typically associated with investing in U.S. companies and the U.S. Government. These considerations include changes in exchange rates and exchange rate controls (which may include suspension of the ability to transfer currency from a given country), costs incurred in conversions between currencies, non-negotiable brokerage commissions, less publicly available information, not generally being subject to uniform standards, practices and requirements with respect to accounting, auditing and financial reporting, lower trading volume, delayed settlements and greater market volatility, the difficulty of enforcing obligations in other countries, less securities regulation, different tax provisions (including withholding on dividends paid to a Fund), war, seizure, political and social instability and diplomatic developments.

8. Derivative Instruments

During the year ended March 31, 2015, Global Value Fund and Value Fund had derivative exposure to forward foreign currency exchange contracts. Global Value II – Currency Unhedged and Worldwide High Dividend Yield Value Fund had no exposure to derivatives. The following tables present the value of derivatives held at March 31, 2015 and the effect of derivatives held by primary exposure during the year ended March 31, 2015. For open contracts at March 31, 2015, see the Portfolio of Investments, which is also indicative of the average activity for the year ended March 31, 2015.

Statement of Assets and Liabilities

Derivative	Assets Location	Global Value Fund	Value Fund
Forward exchange contracts	Unrealized appreciation of forward exchange contracts	$436,695,085	$16,288,033

Derivative	Liabilities Location	Global Value Fund	Value Fund
Forward exchange contracts	Unrealized depreciation of forward exchange contracts	$14,165,382	$470,225

Statement of Operations

Derivative		Global Value Fund	Value Fund
Forward exchange contracts	Net realized gain (loss) on forward exchange contracts	$214,633,438	$10,826,156

Derivative		Global Value Fund	Value Fund
Forward exchange contracts	Net change in unrealized appreciation (depreciation) of forward exchange contracts	$473,753,786	$19,304,811

TWEEDY, BROWNE FUND INC.

Notes to Financial Statements

For financial reporting purposes, the Funds do not offset assets and liabilities across derivative types that are subject to master netting arrangements on the Statement of Assets and Liabilities.

The following table presents derivative assets net of amounts available for offset under a master netting agreement for forward currency contracts as of March 31, 2015:

Counterparty	Derivative Assets – Gross(a)	Derivatives Available for Offset	Derivative Assets – Net(b)
Global Value Fund
BNY	$107,418,772	$1,162,876	$106,255,896
JPM	81,302,010	7,016,110	74,285,900
NTC	152,098,967	1,084,623	151,014,344
SSB	95,875,336	4,901,773	90,973,563
Total	$436,695,085	$14,165,382	$422,529,703

Value Fund
BNY	$7,406,492	$90,780	$7,315,712
JPM	2,412,444	379,445	2,032,999
NTC	4,517,996	—	4,517,996
SSB	1,951,101	—	1,951,101
Total	$16,288,033	$470,225	$15,817,808

The following table presents derivative liabilities net of amounts available for offset under a master netting agreement for forward currency contracts as of March 31, 2015:

Counterparty	Derivative Liabilities – Gross(a)	Derivatives Available for Offset	Derivative Liabilities – Net(c)
Global Value Fund
BNY	$1,162,876	$1,162,876	$ —
JPM	7,016,110	7,016,110	—
NTC	1,084,623	1,084,623	—
SSB	4,901,773	4,901,773	—
Total	$14,165,382	$14,165,382	$ —

Value Fund
BNY	$90,780	$90,780	$ —
JPM	379,445	379,445	—
NTC	—	—	—
SSB	—	—	—
Total	$470,225	$470,225	$ —

(a)	As presented in the Statement of Assets and Liabilities.
(b)	Net amount represents the net receivable due from counterparty in the event of default
(c)	Net amount represents the net payable due to counterparty in the event of default

Counterparty Abbreviations:

BNY	—	The Bank of New York Mellon
JPM	—	JPMorgan Chase Bank NA
NTC	—	Northern Trust Company
SSB	—	State Street Bank and Trust Company

9. Litigation

Certain holders of notes issued by Tribune Company initiated litigation against Value Fund and thousands of other public shareholders, seeking to recover payments made to Tribune Company shareholders in connection with the 2007 leveraged buyout of Tribune Company. A litigation trust arising out of the Tribune Company bankruptcy proceeding also initiated claims against a substantially similar group of public shareholders, including Value Fund. The claims were pursued in a consolidated multidistrict litigation format. The claims asserted by the noteholders have been dismissed by the U.S. District Court, but the decision to dismiss is now on appeal to the U.S. Court of Appeals. Briefing is complete and on November 5, 2014, the Second Circuit Court of Appeals heard oral arguments. The timetable for a decision is unknown. The claims by the litigation trust are still pending in pre-trial proceedings before the U.S. District Court. Value Fund tendered its shares in a tender offer from Tribune Company and received proceeds of approximately $3.4 million. The plaintiffs’ claims allege that the shareholder payments were made in violation of various laws prohibiting constructive and/or actual fraudulent transfers. The complaints allege no misconduct by Value Fund or any member of the putative defendant class. The outcome of the proceedings cannot be predicted at this time and no contingency has been recorded on the books of Value Fund.

TWEEDY, BROWNE FUND INC.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Tweedy, Browne Fund Inc. and the Shareholders of Tweedy, Browne Global Value Fund, Tweedy, Browne Global Value Fund II – Currency Unhedged, Tweedy, Browne Value Fund and Tweedy, Browne Worldwide High Dividend Yield Value Fund:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Tweedy, Browne Global Value Fund, Tweedy, Browne Global Value Fund II – Currency Unhedged, Tweedy, Browne Value Fund and Tweedy, Browne Worldwide High Dividend Yield Value Fund (the “Funds”, each a series of Tweedy, Browne Fund Inc.) at March 31, 2015, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

May 21, 2015

TWEEDY, BROWNE FUND INC.

Other Information (Unaudited)

1. Tax Information – Year Ended March 31, 2015

For shareholders who do not have a March 31, 2015 tax year end, this footnote is for informational purposes only. Form 1099-DIV will be sent to shareholders in February 2016 reporting the amounts and tax characterization of distributions for the 2015 calendar year.

For the fiscal year ended March 31, 2015, the amount of long-term capital gain designated by the Funds and taxable at the lower capital gain rate for federal income tax purposes was:

Fund
Global Value Fund	$442,656,349
Global Value Fund II – Currency Unhedged	$—
Value Fund	$34,264,991
Worldwide High Dividend Yield Value Fund	$44,143,943

Of the ordinary income (including short-term capital gain) distributions made by the Funds during the fiscal year ended March 31, 2015, the percentage that qualifies for the dividend received deduction available to corporate shareholders was:

Fund
Global Value Fund	8.76%
Global Value Fund II – Currency Unhedged	13.61%
Value Fund	50.67%
Worldwide High Dividend Yield Value Fund	27.33%

For the fiscal year ended March 31, 2015, the percentage of the distributions paid by the Funds that qualify for the lower tax rates (qualified dividend income) applicable to individual shareholders was:

Fund
Global Value Fund	98.10%
Global Value Fund II – Currency Unhedged	100%
Value Fund	100%
Worldwide High Dividend Yield Value Fund	100%

If the Funds meet the requirements of Section 853 of the Internal Revenue Code of 1986, as amended, the Funds may elect to pass through to their shareholders credits for foreign taxes paid.

For the fiscal year ended March 31, 2015, the gross income derived from foreign sources and foreign taxes paid were:

	Global Value Fund
	Dollar Amount	Per Share
Foreign Source Income	$201,839,070	$0.5677
Foreign Taxes	12,416,381	0.0349

	Global Value Fund II – Currency Unhedged
	Dollar Amount	Per Share
Foreign Source Income	$11,603,854	$0.3639
Foreign Taxes	679,429	0.0213

	Worldwide High Dividend Yield Value Fund
	Dollar Amount	Per Share
Foreign Source Income	$20,270,572	$0.3863
Foreign Taxes	1,126,655	0.0215

2. Portfolio Information

The Company files the Funds’ complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Company’s Form N-Q is available (1) on the SEC’s website at http://www.sec.gov; (2) for review and copying at the SEC’s Public Reference Room (“PRR”) in Washington, DC; or (3) by calling the Fund at 800-432-4789. Information regarding the operation of the PRR may be obtained by calling 202-551-8090.

3. Proxy Voting Information

The policies and procedures that the Company uses to determine how to vote proxies relating to portfolio securities held by the Funds are included in the Company’s Statement of Additional Information, which is available without charge and upon request by calling the Funds at 800-432-4789 or by visiting the Funds’ website at www.tweedy.com. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available, without charge, at http://www.sec.gov.

TWEEDY, BROWNE FUND INC.

Other Information (Unaudited)

NON-INTERESTED DIRECTORS
Name, Address, Age and Position(s) with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) during at Least the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Public Company and Investment Company Directorships Held by Director during the Past 5 Years

Paul F. Balser 420 Lexington Avenue New York, NY 10170 Age: 73 Director	14 years	Partner, Ironwood Manufacturing Fund, LP (private equity investments), since 2003; Partner, Ironwood Management Fund (private equity investments), since 2007; Partner, Ironwood Partners LLC (private equity investments), since December 2001; Partner, Generation Partners (private equity investments) from August 1995 to September 30, 2004; Senior Advisor, Cheyenne Capital (private equity investments) since March 2015.	4	Director, Janus Capital Group Inc. (asset management) through April 2014

Bruce A. Beal 177 Milk Street Boston, MA 02109 Age: 78 Director	22 years	Chairman, Related Beal (real estate development and investment companies).	4	None

John C. Hover II 72 North Main Street New Hope, PA 18938 Age: 71 Director	12 years	Former Executive Vice President, United States Trust Company of New York (Retired since 2000).	4	Member of the Boards of Managers of Bank of America’s Excelsior Funds

Richard B. Salomon 277 Park Avenue New York, NY 10172 Age: 67 Director	19 years	Senior Counsel, Cozen O’Connor (law firm) since January 2013; Member, Cozen O’Connor from April 2009 to January 2013.	4	None

		INTERESTED DIRECTORS[2]

William H. Browne One Station Place Stamford, CT 06902 Age: 70 Chairman, Vice President and Director	6 years	Managing Director, Tweedy, Browne Company LLC.	4	N/A

Thomas H. Shrager One Station Place Stamford, CT 06902 Age: 57 President and Director	7 years	Managing Director, Tweedy, Browne Company LLC.	4	N/A

Robert Q. Wyckoff, Jr. One Station Place Stamford, CT 06902 Age: 62 Treasurer and Director	Since March 2015	Director of Tweedy, Browne Fund Inc. since March 2015; Managing Director, Tweedy, Browne Company LLC.	4	N/A

1	Directors serve for a term until the earliest of the next annual meeting of stockholders and the election and qualification of their successors, or their: (i) removal, (ii) resignation or (iii) death.
2

“Interested person” of the Company as defined in the Investment Company Act of 1940, as amended (“1940 Act”). Messrs. William H. Browne, Thomas H. Shrager and Robert Q. Wyckoff, Jr. are each an “interested person” because of their affiliation with Tweedy, Browne Company LLC, which acts as the Funds’ investment adviser and with AMG Distributors Inc., the Funds’ distributor.

TWEEDY, BROWNE FUND INC.

Other Information (Unaudited)

Name, Address, Age and Position(s) with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) during at Least the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Public Company and Investment Company Directorships Held by Director during the Past 5 Years

OFFICERS WHO ARE NOT DIRECTORS

Elise M. Dolan One Station Place Stamford, CT 06902 Age: 38 Chief Compliance Officer and Assistant Secretary	2 years	Chief Compliance Officer, since September 2013 and Assistant Secretary, since March 2014, of Tweedy, Browne Fund Inc.; Associate General Counsel, Tweedy, Browne Company LLC, since September 2013; Associate, Dechert LLP, 2002-2013.	N/A	N/A

Patricia A. Rogers One Station Place Stamford, CT 06902 Age: 48 Vice President and Secretary	11 years

Vice President and Secretary of Tweedy, Browne Fund Inc. since 2013; General Counsel and Chief Compliance Officer of Tweedy, Browne Company LLC since 2014; Chief Operating Officer of Tweedy, Browne Fund Inc. from 2013 to 2014; Chief Compliance Officer of Tweedy, Browne Fund Inc. from 2004 to 2013; Associate General Counsel, Tweedy, Browne Company LLC from 1998 to 2013.

			N/A	N/A

John D. Spears One Station Place Stamford, CT 06902 Age: 66 Vice President	22 years	Managing Director, Tweedy, Browne Company LLC.	N/A	N/A

1	Directors serve for a term until the earliest of the next annual meeting of stockholders and the election and qualification of their successors, or their: (i) removal, (ii) resignation or (iii) death.

TWEEDY, BROWNE FUND INC.

One Station Place, Stamford, CT 06902

800-432-4789

www.tweedy.com

TB-ANN-0315

Item 2.	Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3.	Audit Committee Financial Expert.

The registrant’s board of directors has determined that Paul Balser is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $210,120 for 2014 and $210,120 for 2015.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2014 and $0 for 2015.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $58,350 for 2014 and $42,500 for 2015.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2014 and $0 for 2015.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Fund’s Audit Committee reviews, negotiates and approves in advance the scope of work, any related engagement letter and the fees to be charged by the independent auditors for audit services and, subject to any de minimis exceptions, permitted non-audit services for the Fund and for permitted non-audit services for the Fund’s investment adviser and any affiliates thereof that provide services to the Fund if such non-audit services have a direct impact on the operations or financial reporting of the Fund.

(e)(2)	There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception (Rule 2-01(c)(7)(i)(C) of Regulation S-X) for the last two fiscal years.

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $65,242 for 2014 and $125,189 for 2015.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission	of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls	and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Tweedy, Browne Fund Inc.

By (Signature and Title)* /s/ Thomas H. Shrager
Thomas H. Shrager, President
(principal executive officer)

Date 05/19/2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Thomas H. Shrager
Thomas H. Shrager, President
(principal executive officer)

Date 05/19/2015

By (Signature and Title)* /s/ Robert Q. Wyckoff
Robert Q. Wyckoff, Jr., Treasurer
(principal financial officer)

Date 05/19/2015

*	Print the name and title of each signing officer under his or her signature.